UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22933

(Investment Company Act file number)

Apollo Diversified Real Estate Fund

(Exact name of Registrant as specified in charter)

Apollo Global Management, Inc.

9 West 57th Street, New York

New York 10019

(Address of principal executive offices)

(212) 515-3200

(Registrant’s telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

DLA Piper LLP

1201 W Peachtree St NE #

Suite 2800

Atlanta, GA 30309

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024 – March 31, 2025

Item 1. Reports to Stockholders.

(a)

APOLLO

Real Assets

Apollo Diversified Real Estate Fund

Semi-Annual Report

March 31, 2025

Class A, C, I, L, and M Shares:

Class A Ticker Symbol (NASDAQ): GIREX
Class C Ticker Symbol (NASDAQ): GCREX
Class I Ticker Symbol (NASDAQ): GRIFX
Class L Ticker Symbol (NASDAQ): GLREX
Class M Ticker Symbol (NASDAQ): GMREX

© 2025 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

APOLLO DIVERSIFIED REAL ESTATE FUND

Shareholder Letter (Unaudited)

Spencer J. Propper Portfolio Manager Apollo Diversified Real Estate Fund	Stuart Rothstein Portfolio Manager Apollo Diversified Real Estate Fund

Dear Fellow Shareholders,

We are pleased to present the Apollo Diversified Real Estate Fund (the “Fund”) semi-annual report. We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets.

The Fund’s actively managed strategy across the four quadrants of the commercial real estate investable universe (private equity, private debt, public equity, and public debt), continues to be a key differentiator amongst real estate investment strategies. Further, the Fund’s positioning across property sectors with elevated allocations to our high-conviction themes, which include industrial, multifamily, and certain specialty property types, continues to deliver strong operational results, benefitting from favorable supply and demand dynamics driven by secular growth trends. The Fund’s performance has been a standout, with the load-waived Class A shares delivering the best returns among the Fund’s diversified real estate interval fund peer group in the trailing three-year, five-year, ten-year and since Fund inception periods as of March 31, 2025.1 From the Fund’s inception on June 30, 2014, through March 31, 2025, the Fund’s load-waived Class A shares generated a(n):1

Total cumulative return of 74.26% and a 5.30% annualized return.

Sharpe ratio of 0.76.

Standard deviation of 4.57%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.92%).

Alpha of 1.56%.

Beta of 0.17.

The U.S. economy remained resilient in 2024, with Real Gross Domestic Product (“GDP”) growing 2.5% year-over-year, supported by steady consumer spending, job creation, and wage growth.3 Momentum heading into 2025 was quickly disrupted by evolution in U.S. trade policy through several executive orders announced and signed in February and March of 2025, implementing tariffs with global trading partners. Businesses and consumers reacted with sharp increases in imports, causing Real GDP to decrease by an annualized rate of -0.3% during the first quarter of the year.3 This dynamic (the front-loading of imports) is expected to quickly reverse as tariffs begin to take effect. Underlying the idiosyncratic headline GDP statistic, the U.S. labor market remained relatively stable with the unemployment rate registering at 4.2% as of March 2025.5 Following three rate cuts in 2024, bringing the federal funds target rate to 4.25% to 4.50%, the Federal Reserve (the “Fed”) held interest rates steady during the first two meetings of 2025.4 Although significant progress has been made, inflation has proven stickier than anticipated. The Consumer Price Index (“CPI”) beat consensus estimates in March 2025, reflecting a 2.4% year-over-year increase, though inflation remains above the Fed’s target rate.5 The Fed remains focused on further taming inflation and continues to assess the implications of evolving trade policy changes to determine if further monetary policy adjustments are needed to satisfy its dual mandate of price stability and maximum employment. Moving forward, market participants are focused on determining the implications of President Trump’s economic and trade policies on growth, the direction of the Fed policy, and risk assets.

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. As of 3/31/25, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 4.72%, a ten-year annualized return of 4.33%, a five-year annualized return of 3.60%, and one year return of -0.24%. Per the Fund’s most recent prospectus the total annual expense ratio without any fee waiver or reimbursement is 2.49% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2026. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements.

Semi-Annual Report | March 31, 2025	3

APOLLO DIVERSIFIED REAL ESTATE FUND

Amid this backdrop, early green shoots of recovery have emerged in commercial real estate, with rebounding prices pointing to a potential inflection point for the sector. The NCREIF ODCE Index delivered another quarterly gain as of March 31, 2025, marking three consecutive quarters of positive returns for the first time since the end of September 2022.6 While headline benchmark performance is positive, underlying property sectors remain disparate in performance, operating fundamentals, and supply-demand dynamics. Sectors such as the industrial, multifamily, and certain specialty property types benefit from long-term secular tailwinds, including demographic changes, technological innovation, and evolving consumer preferences. These trends continue to support strong operating fundamentals with sustained demand driving standout performance. At the same time, elevated interest rates and construction costs, the latter now further pressured by tariffs on core building materials, have constrained new development, reinforcing a favorable fundamental backdrop. The Fund’s positioning across sectors continues to drive outperformance relative to the NCREIF ODCE Index. In the trailing one-year period ended December 31, 2024, the Fund’s private real estate portfolio delivered an excess return of 276 basis points.1, 6 This outperformance highlights the Fund’s active portfolio positioning, with high-conviction themes (industrial, multifamily, and certain specialty property types) comprising approximately 90% of the Fund’s private equity portfolio as of April 1, 2025.2

The industrial sector remains supported by e-commerce expansion, onshoring and nearshoring trends, and advancements in logistics. Businesses continue to prioritize warehouse efficiency, supply chain resiliency, and prime locations, reinforcing demand for modern logistics facilities that align with evolving market needs. U.S. e-commerce sales reached $1.2 trillion in 2024, a 109.0% increase over five years, which underpins sustained demand and long-term positioning.7, 16 Recent trade policies and tariffs have re-accelerated trends that originated during the COVID-19 pandemic as businesses seek to strategically realign production and inventory closer to end consumers, potentially driving incremental demand for the domestic logistics space. Tenant demand remains robust while new supply has slowed considerably. In fact, industrial construction starts have declined 65% from the recent historical average as of Q1 2025, limiting future supply even as the need for high-quality logistics space remains strong.8 Vacancy rates remain below the historical average at 6.2% as of Q1 2025, while 8% of existing warehouse stock is expected to reach or surpass the 50-year obsolescence threshold over the next five years.9, 10 With constrained new supply and strong tenant demand, we believe key logistics hubs are well positioned for continued fundamental strength.

The multifamily sector benefits from structural tailwinds including a persistent housing shortage, affordability constraints in the for-sale market, and sticky renter demand. While homeownership remains out of reach for many due to high mortgage rates and record home prices, multifamily demand has remained strong, with occupancy at 95.2% as of Q1 2025, in line with the 15-year historical average.10 Multifamily leasing activity also remained healthy, with nearly 100,000 units absorbed in Q1 2025, representing a 76% increase year-over-year.10 Further, Q1 2025 marks the fourth consecutive quarter where demand has outstripped supply.10 A growing share of high-income renters is further reinforcing demand, as the number of apartment households earning $75,000 or more has surged 68.5% over the past decade.11 This shift highlights a growing preference for rental living, whether by necessity or choice. New construction activity has slowed, with multifamily construction starts down 33% from the recent historical average7 and forecasted yearly completions falling 50% from recent peaks as of Q1 2025.10 This pullback, combined with sustained demand and limited future deliveries, is expected to be supportive of occupancy and rent growth moving forward.

Specialty sectors, such as student housing, are built for specific uses and tend to have unique supply and demand drivers that set them apart from traditional property types. Student housing remains supported by continued enrollment growth, below average supply, and the growing preference for well-amenitized, institutionally managed properties. Preleasing at the core 200 universities tracked by Yardi Matrix reached 67.1% in March 2025, higher than the 65.1% estimated preleasing reading from a year prior.12 Supply constraints continue to support market fundamentals, with only 35,000 new beds delivered in 2024, marking the lowest annual change since the Fall of 2020.13 Looking ahead, RealPage Analytics estimates just 26,000 student housing beds will be delivered in the Fall of 2025, well below the historical annual average of 50,000 beds in the 2010s.

Limited site availability at top-tier universities in high-barrier-to-entry markets is expected to sustain strong occupancy levels and rent growth, particularly for well-amenitized, Class A properties.

Grocery-anchored neighborhood centers remain a preferred retail format, benefitting from steady consumer demand and limited new supply. Availability rates remained at historically low levels registering at 6.7% through Q1 2025 and new completions accounting for just 0.04% of existing stock, as high construction and redevelopment costs constrain new development.10 Strip centers have seen the strongest increase in foot traffic among retail sub-property types, with grocers and off-price retailers leading the way.14 Retailers remain focused on well-located, necessity-driven properties, fueling leasing activity and rent growth. With limited new supply, grocery-anchored centers are set to maintain strong fundamentals in our view.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

4	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED REAL ESTATE FUND

The office sector continues to face headwinds, but structural shifts are beginning to take shape. While office vacancies remain elevated, new constructions are projected to fall to 17 million sq. ft. in 2025, well below the 10-year average of 44 million sq. ft., which may ease future supply pressures in certain markets.8 However, challenges persist, including low office-using job growth, elevated sublease availability, and high vacancies in less desirable properties. Demand remains concentrated in high-quality, well-located assets, while outdated office stock continues to struggle with weak leasing activity. While signs of stabilization are emerging in select segments, the sector’s recovery remains highly uneven, reinforcing a complex and evolving landscape. The Fund has historically been, and continues to be, underweight the office property type relative to the NCREIF ODCE Index, which has contributed to relative returns. As of April 1, 2025, the Fund’s private equity office exposure represented only ~180 basis points of the Fund’s portfolio.2

The Fund remains grounded in the research that underpins the investment strategy. We believe a combination of both public and private real estate in a portfolio may provide important diversification benefits as well as risk mitigation20 and alpha generation opportunities. The Fund’s portfolio management team employs a dynamic active management approach to asset allocation through the utilization of a relative value framework which analyzes opportunities across the real estate investable universe: private equity, private debt, public equity and public debt. In the latter half of 2024, as public REITs rallied, the Fund’s portfolio management team tactically reduced exposure, which contributed to relative outperformance. The Fund’s public REIT portfolio continued to deliver strong results, outperforming the FTSE Nareit Equity REIT Index by 289 basis points over the trailing one-year period ending March 31, 2025.15 As it relates to the Fund’s private real estate portfolio, the Fund made several tactical investments across our high-conviction themes and we remain encouraged and excited by opportunities we are currently underwriting. Moving forward, the portfolio management team will, as it has historically, continue to modulate exposure to each of the quadrants in response to changes in relative value across the Fund’s investable universe.

As always, the Fund’s portfolio management team, along with the Fund’s underlying private fund partners, continue to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s portfolio positioning, focus on high-quality assets within the Fund’s high-conviction themes, underlying diversification and ability to take advantage of opportunities across both public and private markets, may help deliver a differentiated return profile to our investors. We are excited about the Fund’s future prospects and believe it is well positioned to take advantage of investment opportunities as they arise.

We thank you for your continued confidence and support.

Sincerely,

Spencer J. Propper	Stuart Rothstein
Portfolio Manager, Apollo Diversified Real Estate Fund	Portfolio Manager, Apollo Diversified Real Estate Fund

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

Semi-Annual Report | March 31, 2025	5

APOLLO DIVERSIFIED REAL ESTATE FUND

Overall Portfolio Exposure as of April 1, 2025 (Unaudited)

Private Real Estate Exposure[17]	68%

CBRE U.S. Logistics Partners	6.88%

Cortland Growth and Income Fund	6.30%

Ventas Life Science and Healthcare Real Estate Fund	4.20%

Morgan Stanley Prime Property Fund	3.93%

Clarion Lion Properties Fund	3.60%

TA Realty Logistics Fund	3.54%

Prologis Targeted U.S. Logistics Fund	3.52%

Dream U.S. Industrial Fund	3.35%

CBRE U.S. Core Partners	3.01%

Oaktree Real Estate Income Fund	2.86%

Article Student Living Income and Growth Fund	2.52%

Clarion Lion Industrial Trust	2.33%

Clarion Gables Multifamily Trust	1.84%

Manulife U.S. Real Estate Fund	1.23%

TA Realty Core Property Fund	1.18%

Stockbridge Smart Markets Fund	1.00%

Affinius U.S. Government Building Fund	0.94%

Sentinel Real Estate Fund	0.70%

Sagard U.S. Property Fund	0.67%

Prudential PRISA	0.60%

Heitman America Real Estate Trust	0.34%

BGO Diversified U.S. Property Trust	0.28%

UBS Trumbull Property Fund	0.22%

Private Real Estate Equity	55.04%

ARES Real Estate Enhanced Income Fund	2.97%

CBRE U.S. Credit Partners	2.95%

Third Point Private CRE Credit Fund	2.68%

Brookfield Senior Mezzanine Real Estate Finance Fund	1.64%

JP Morgan U.S. Real Estate Core Mezzanine Debt Fund	0.92%

Heitman Core Real Estate Debt Income Trust	0.74%

CrossHarbor Strategic Debt Fund	0.65%

Voya Commercial Mortgage Lending Fund	0.15%

Private Real Estate Debt	12.70%

Public Real Estate Exposure & Cash[18]	32%

Public Real Estate Equity	27.82%

Preferred Securities	1.85%

Cash and Short-Term Investments	1.36%

Mortgage-Backed Securities	1.23%

32.26%
Public Real Estate Exposure & Cash[18]
67.74%
Private Real Estate Exposure[17]
27.82%
55.04%
12.70%
Private Real Estate Equity 55.04%
Private Real Estate Debt 12.70%
Public Real Estate Equity 27.82%
Preferred Securities 1.85%
Cash and Short-Term Investments 1.36%
Mortgage-Backed Securities 1.23%

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

6	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED REAL ESTATE FUND

Private Fund Diversification as of April 1, 2025 (Unaudited)

Through its investment in private funds, Apollo Diversified Real Estate Fund offers access to private markets and immediate diversification by property sector, geography, and manager.

Institutional Real Estate Managers:[17]	31

Investments:[17]	3,865

Gross Asset Value:[17]	$252.70 Billion

Occupancy:[19]	92%

Leverage:[19]	34%

Private Real Estate Exposure: Geographic Diversification as of April 1, 2025 (Unaudited)17

West
Midwest
East
South
34.30%
9.19%
27.98%
28.53%

Property Sector	Percentage of Total Fund Assets	Percentage of Private Fund Assets[17]	Highlights[17]

Industrial	27.62%	40.77%	2,199 investments boasting over 738 million square feet of industrial assets including facilities that support the fast-growing e-commerce logistics industries.
Private Real Estate Equity	26.31%	38.84%
Private Real Estate Debt	1.31%	1.93%

Multifamily	22.02%	32.51%	695 apartment investments comprised of over 218,000 units diversified across high-growth markets.
Private Real Estate Equity	15.04%	22.20%
Private Real Estate Debt	6.98%	10.31%

Specialty	9.53%	14.07%	205 investments spanning over 25 million square feet of life sciences facilities, healthcare assets, and government buildings, together with more than 30,000 student housing beds across the country.
Private Real Estate Equity	9.30%	13.73%
Private Real Estate Debt	0.23%	0.34%

Office	4.50%	6.64%	185 high-quality office investments in diverse, high-demand metropolitan areas representing over 77 million square feet of space.
Private Real Estate Equity	1.81%	2.67%
Private Real Estate Debt	2.69%	3.97%

Other	2.01%	2.97%	415 investments comprised of self-storage facilities, parking garages, and land.
Private Real Estate Equity	1.23%	1.81%
Private Real Estate Debt	0.78%	1.16%

Retail	1.55%	2.29%	151 investments with more than 37 million square feet of retail space.
Private Real Estate Equity	1.33%	1.97%
Private Real Estate Debt	0.22%	0.32%

Hospitality	0.51%	0.75%	15 investments representing over 4,000 keys across the country.
Private Real Estate Equity	0.02%	0.03%
Private Real Estate Debt	0.49%	0.72%

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

Semi-Annual Report | March 31, 2025	7

APOLLO DIVERSIFIED REAL ESTATE FUND

Private Fund Summaries (Unaudited)

Affinius U.S. Government Building Fund seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.

ARES Real Estate Enhanced Income Fund is an open-end real estate debt fund with a principal objective to generate current income with an emphasis on principal protection by creating a diversified portfolio of first mortgage loans secured by commercial real estate across major property types, which primarily includes multifamily, industrial, retail, office and hospitality properties. The ARES Real Estate Enhanced Income Fund will focus on the disciplined origination of first mortgage loans secured by commercial real estate assets with strong sponsorship and located in major markets within the United States.

Article Student Living Income and Growth Fund is an open-end private equity real estate fund that is focused exclusively on the student housing sector. The Fund aims to acquire institutional student housing properties at large public and private universities in the United States.

BGO Diversified U.S. Property Fund is an open-end core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. BGO Diversified’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. BGO Diversified upholds a strong commitment to the principles of Responsible Property Investing.

Brookfield Senior Mezzanine Real Estate Finance Fund is an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. and secured by generally well-leased/light transitional commercial real estate properties that generate significant cash flow. Brookfield Senior Mezzanine Real Estate Finance Fund will primarily focus on creating investment positions by originating floating rate whole loans, syndicating the first mortgage and retaining the mezzanine exposure.

CBRE U.S. Core Partners is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.

CBRE U.S. Credit Partners is an open-end private debt fund focused on generating current income by constructing a portfolio of first mortgage loans and subordinated debt secured by high-quality income-producing commercial real estate diversified by product type and geography.

CBRE U.S. Logistics Partners is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund aims to acquire modern, highly-functional, stabilized logistics assets located in major population and consumption centers while simultaneously implementing a build-to-core strategy capitalizing on major metro markets with favorable supply and demand dynamics.

Clarion Gables Multifamily Trust provides investors access to a high-quality multifamily portfolio with a best-in-class operator and fund manager. Gables is a market-leading, vertically-integrated multifamily real estate company with a 34-year history in the management, construction, development, acquisition and disposition of multifamily communities in the United States.

Clarion Lion Industrial Trust is a private REIT focused on the industrial property sector in North America. Clarion Lion Industrial Trust invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.

Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.

Cortland Growth and Income Fund, a leading Southern United States focused multifamily owner and operator, is a domestic multifamily open-end core-plus fund focused on acquiring best-in-class, income producing properties in U.S. growth markets.

CrossHarbor Strategic Debt Fund is an open-end debt fund that seeks to generate compelling risk-adjusted current and total returns for investors by originating and managing first mortgage loans secured by core, core-plus, and value-add commercial real estate located throughout the United States.

Dream U.S. Industrial Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to acquire and develop a portfolio of high-quality and functional industrial assets in strategic markets throughout the United States. The Fund will target core and core-plus assets including bulk distribution, last-mile warehousing, business parks, and light industrial assets in secondary interior distribution markets with a primary focus on markets experiencing strong economic and demographic fundamentals.

Heitman America Real Estate Trust is an open-end core commingled fund. Heitman America Real Estate Trust’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.

Heitman Core Real Estate Debt Income Trust is an open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. Heitman Core Real Estate Debt Income Trust will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.

JP Morgan U.S. Real Estate Core Mezzanine Debt Fund pursues a disciplined, income-producing strategy achieved primarily by investing in a portfolio of real estate and real estate-related assets, consisting of mezzanine debt, B-notes, mortgages, and preferred equity investments. It focuses on the four primary property types including office, multifamily, industrial, and retail, owned and operated by experienced and financially capable sponsors with strong performance experience across investment cycles.

Manulife U.S. Real Estate Fund is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Manulife U.S. Real Estate Fund will target an allocation of 60% core-plus assets and 40% core investments.

8	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED REAL ESTATE FUND

Private Fund Summaries (Unaudited)

Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.

Oaktree Real Estate Income Fund is an open-ended fund that targets investments in commercial real estate, primarily office, multifamily and industrial assets. Oaktree Real Estate Income Fund intends to create value by investing in assets that require modest leasing and capital expenditures.

Prologis Targeted U.S. Logistics Fund launched in 2004 as an open-ended, co-investment venture formed by Prologis to partner with institutional investors in acquiring, operating, and disposing of high-quality logistics facilities in key target markets across the U.S. The Fund seeks enhanced returns through actively managing, repositioning and renovating portfolio-owned assets.

Prudential PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.

Sagard U.S. Property Fund is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. Sagard U.S. Property Fund employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.

Sentinel Real Estate Fund is a multifamily focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.

Stockbridge Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “smart markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.

TA Realty Core Property Fund invests and operates a diversified portfolio of commercial real estate assets across industrial, multifamily, office and retail property types. TA Realty Core Property Fund has three primary objectives: build and operate a first-class portfolio of institutional quality core real estate assets, generate consistent outperformance versus industry benchmarks and provide outstanding client service to investors.

TA Realty Logistics Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to assemble a diversified portfolio of well-located logistics facilities in major distribution hubs and last-mile locations. The Fund targets mainly metropolitan areas of the United States that have population growth, economic growth, market economic diversity, supply constraints, liquidity, volatility, and relative yield necessary to create attractive long-term investment returns.

Third Point Private CRE Credit Fund focuses primarily on investing in a diversified portfolio of primarily U.S. commercial real estate debt investments, generally within the mezzanine position of the capital stack. The Fund focuses on building and maintaining a portfolio of assets that are intended to provide strong risk adjusted returns in all cycles, with emphasis on stable cash flows.

UBS Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. UBS Trumbull Property Fund focuses on top markets for high-quality Core, institutional real estate assets.

Ventas Life Science and Healthcare Real Estate Fund is an open-ended investment vehicle formed by Ventas, Inc. to invest in high-quality healthcare properties, with a focus on the life science, medical office building, and seniors housing asset classes, in target markets primarily in the United States. The Fund’s primary objective is to generate attractive returns and cash flow with an emphasis on long-term capital growth through investment focused on the healthcare real estate sector.

Voya Commercial Mortgage Lending Fund is a perpetual life, open-ended, commercial mortgage debt fund. The Fund’s investment objective is to generate consistent current income with attractive risk-adjusted returns, while seeking to preserve capital through risk management of the portfolio of commercial mortgage loans and balance sheet management at the Fund level. The Fund will generally seek to achieve its investment objective by applying disciplined credit underwriting to identify and originate a diversified pool of commercial real estate loans located throughout the U.S., in primary, secondary and select tertiary markets.

Semi-Annual Report | March 31, 2025	9

APOLLO DIVERSIFIED REAL ESTATE FUND

Fund Sub-Advisers (Unaudited)

Aon Investments USA Inc.

Aon Investments USA Inc., an indirect wholly-owned subsidiary of Aon plc, provides ongoing research, opinions and recommendations to the portion of the Fund’s investment portfolio that is allocated to private, institutional real estate investment funds managed by institutional investment managers. Aon Investments had approximately $136.4 billion in assets under management in the U.S. as of December 31, 2024 and provides Apollo Real Estate Fund Adviser with the same level of research and due diligence as the nation’s top endowments, universities and pension funds.

CenterSquare Investment Management LLC

CenterSquare Investment Management LLC (“CenterSquare”) manages the portion of the Fund’s investment portfolio that is allocated to public real estate securities.
CenterSquare has been managing real estate securities portfolios since 1995, across multiple strategies and market cycles and had approximately $14 billion in real estate assets under management as of December 31, 2024.

10	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED REAL ESTATE FUND

Glossary (Unaudited)

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Consumer Price Index (CPI): A price index of a basket of goods and services paid by urban consumers.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE NAREIT All Equity REITs Index: A free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Gross Domestic Product (GDP): A comprehensive measure of U.S. economic activity. GDP measures the value of the final goods and services produced in the United States.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

Semi-Annual Report | March 31, 2025	11

APOLLO DIVERSIFIED REAL ESTATE FUND

Summary of Risk Factors (Unaudited)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by visiting www.apollo.com/adref. Please read the prospectus carefully before investing.

Apollo Diversified Real Estate Fund is a diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in real estate securities. This investment involves a high degree of risk. An investor should invest in the Fund only if the investor can afford the complete loss of an investment. Prospective investors should carefully read the Fund’s prospectus for a description of the risk associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

•

Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

•

Real Estate Industry Concentration. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by a number of factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

•	Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

•

Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Fund’s prospectus for a complete description of expenses to be charged to the Fund.

•

Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adref, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

•

Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with the Fund’s prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adref. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to the Fund’s business, operating results, and financial condition.

12	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED REAL ESTATE FUND

Forward-Looking Statement Disclosure (Unaudited)

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Important Disclosure (Unaudited)

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service. Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo). Apollo has no responsibility to update any of the information provided in this material.

During the six months ending March 31, 2025, the Fund paid distributions of $108,868,039 to its investors, consisting of distributions of $48,872,007 paid and $59,996,032 that was reinvested through the Fund’s distribution reinvestment program.

During the six months ending March 31, 2025, the Fund recorded dividends and distributions from the Fund’s underlying investments totaling $57,080,014, and realized gain on its investments totaling $119,706,664, and fees and expenses of $46,870,830.

The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. While distributions are not guaranteed, the Fund’s distribution policy is to make quarterly distributions to shareholders. In connection with the quarterly distribution policy, the Fund does not target a per share distribution and the level of quarterly distributions per share on a cash basis is not fixed, including any return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the Fund’s distributions during the six months ending March 31, 2025 is estimated to include return of capital, in part due to the character of the distributions received from the Fund’s underlying real estate holdings.

The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.1

Period Ending	NAV Return	Total Return	Cumulative Total Return

6/30/14	N/A	N/A	N/A

9/30/14	0.44%	1.65%	1.65%

12/31/14	2.11%	3.40%	5.10%

3/31/15	0.98%	2.28%	7.50%

Semi-Annual Report | March 31, 2025	13

APOLLO DIVERSIFIED REAL ESTATE FUND

Period Ending	NAV Return	Total Return	Cumulative Total Return

6/30/15	-1.24%	0.06%	7.56%

9/30/15	1.13%	2.47%	10.21%

12/31/15	1.01%	2.34%	12.79%

3/31/16	1.00%	2.33%	15.42%

6/30/16	0.95%	2.28%	18.05%

9/30/16	-0.04%	1.28%	19.57%

12/31/16	-0.26%	1.05%	20.83%

3/31/17	-0.15%	1.17%	22.24%

6/30/17	0.26%	1.59%	24.18%

9/30/17	0.00%	1.32%	25.83%

12/31/17	0.90%	2.23%	28.64%

3/31/18	-0.97%	0.34%	29.08%

6/30/18	1.24%	2.58%	32.41%

9/30/18	0.11%	1.43%	34.31%

12/31/18	-1.04%	0.27%	34.67%

3/31/19	2.10%	3.45%	39.33%

6/30/19	0.15%	1.47%	41.38%

9/30/19	0.40%	1.73%	43.82%

12/31/19	-0.11%	1.21%	45.56%

3/31/20	-6.70%	-5.46%	37.61%

6/30/20	-2.63%	-1.34%	35.77%

9/30/20	0.00%	1.33%	37.57%

12/31/20	1.41%	2.76%	41.37%

3/31/21	2.07%	3.42%	46.20%

6/30/21	3.66%	5.04%	53.56%

9/30/21	3.15%	4.52%	60.51%

12/31/21	7.21%	8.62%	74.35%

3/31/22	2.85%	4.21%	81.69%

6/30/22	-0.92%	0.38%	82.39%

9/30/22	-3.80%	-2.53%	77.78%

12/31/22	-3.26%	-1.97%	74.28%

3/31/23	-2.36%	-1.06%	72.43%

6/30/23	-2.71%	-1.43%	69.97%

9/30/23	-4.82%	-3.57%	63.91%

12/31/23	1.47%	2.82%	68.52%

3/31/24	-3.59%	-2.32%	64.62%

6/30/24	-0.69%	0.62%	65.65%

9/30/24	5.30%	6.69%	76.73%

12/31/24	-2.59%	-1.31%	74.42%

3/31/25	-1.39%	-0.09%	74.26%

14	1.888.926.2688 | www.apollo.com

APOLLO DIVERSIFIED REAL ESTATE FUND

Endnotes (Unaudited)

Important Note on Index Performance: Index performance is shown for illustrative purposes only and has limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number of investments, recycling or reinvestment of distributions, and types of assets). It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of the Fund. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of future events or results.

1.

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but, unless otherwise noted, exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688. As of 3/31/25, the Fund’s load-waived Class A share had a ten-year annualized return of 4.95%, a five-year annualized return of 4.83% and a one-year return of 5.85%. As of 3/31/25, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 4.72%, a ten-year annualized return of 4.33%, a five-year annualized return of 3.60%, and a one-year return of -0.24%. Class A share inception date: June 30, 2014. Alpha and beta calculation benchmark: S&P 500. The Fund’s interval fund peers include: Versus Capital Multi-Manager Real Estate Income Fund (VCMIX), Bluerock Total Income+ Real Estate Fund (TIPRX), and Goldman Sachs Real Estate Diversified Income Fund (GSRDX). Please note that Versus Capital Multi-Manager Real Estate Income Fund does not offer A shares and as such, class I shares of the Versus Capital Multi-Manager Real Estate Income Fund are used in this comparison. Class I shares are not subject to a front-end sales load.

2.

Fund holdings as of April 1, 2025. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

3.	Bureau of Economic Analysis; U.S. Department of Commerce; Bloomberg.
4.	Federal Reserve.
5.	U.S. Bureau of Labor Statistics.
6.

Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE Index). The NFI-ODCE Index is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of December 31, 2024, the Fund’s private real estate portfolio had a trailing one-year return of 0.49%. As of December 31, 2024, the NFI-ODCE Index had a trailing one-year return of -2.27%. As of March 31, 2025, the NFI-ODCE Index had a quarterly net return of 0.85%.

7.	U.S. Census Bureau.
8.	CBRE Research.
9.	Clarion Partners Investment Research.
10.	CBRE Econometric Advisors.
11.	National Multifamily Housing Council.
12.	Yardi Matrix.
13.	RealPage Analytics.
14.	Green Street.
15.	As of March 31, 2025, the FTSE Nareit Equity REIT Index had a trailing one-year return of 9.94%. As of March 31, 2025, the Fund’s public REIT portfolio had a trailing one-year return of 12.83%.
16.	Federal Reserve Bank of St. Louis.
17.

Metrics express the Fund’s portfolio allocated to private funds in which the underlying holdings of such private funds generally consist of real estate-related interests that are not publicly traded as of April 1, 2025. Underlying data and statistics of the Fund’s private real estate exposure generally as of December 31, 2024, however, in limited circumstances, data for certain private funds is as of the most recent quarter end. Holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

18.

Represents (i) the Fund’s direct holdings in publicly traded, real estate-related securities; (ii) the Fund’s holdings in private funds and registered investment companies in which the underlying holdings are generally publicly traded; and (iii) cash and short-term investments. Holdings and allocations are subject to change without notice.

19.

Calculations based on the Fund’s allocation to private real estate equity funds as of April 1, 2025. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates.

20.	References to “risk mitigation” does not guarantee against loss of value. The value of any investment could decline and/or become worthless.

Semi-Annual Report | March 31, 2025	15

Apollo Diversified Real Estate Fund	Portfolio Update
March 31, 2025 (Unaudited)

Performance (for the periods ended March 31, 2025)

			Annualized
	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception	Inception Date
Apollo Diversified Real Estate Fund - A - With Load*	-7.18%	-1.18%	-3.78%	3.72%	4.28%	4.73%	6/30/14
Apollo Diversified Real Estate Fund - A - Without Load	-1.51%	4.84%	-1.86%	4.96%	4.91%	5.31%	6/30/14
Apollo Diversified Real Estate Fund - C - With Load**	-2.84%	3.08%	-2.61%	4.17%	–	4.09%	8/7/15
Apollo Diversified Real Estate Fund - C - Without Load	-1.84%	4.08%	-2.61%	4.17%	–	4.09%	8/7/15
Apollo Diversified Real Estate Fund - I - NAV	-1.37%	5.13%	-1.61%	5.23%	–	5.14%	8/7/15
Apollo Diversified Real Estate Fund - M - NAV	-1.75%	4.33%	-2.35%	4.44%	–	4.17%	11/16/16
Apollo Diversified Real Estate Fund - L - With Load***	-5.80%	0.17%	-3.50%	3.80%	–	3.72%	4/24/17
Apollo Diversified Real Estate Fund - L - Without Load	-1.62%	4.61%	-2.09%	4.71%	–	4.29%	4/24/17
S&P 500® Total Return Index	-1.97%	8.25%	9.06%	18.59%	12.50%	12.30%	6/30/14
Bloomberg U.S. Aggregate Bond Index	-0.37%	4.88%	0.52%	- 0.40%	1.46%	1.69%	6/30/14

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or sub-advisers. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary, unless otherwise noted. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to effectively allocate the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect for Class A, Class C, Class I, Class L and Class M shares, at least until May 31, 2026, unless and until the Fund’s Board of Trustees (the “Board”) approves its modification or termination. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses.

16	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Portfolio Update
March 31, 2025 (Unaudited)

Performance of $10,000 Initial Investment (as of March 31, 2025)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary, unless otherwise noted. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to effectively allocate the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688.

Sector Allocation (as a % of Net Assets)

Private Investment Funds	68.49%
Publicly Traded Securities	27.76%
Preferred Stocks	1.84%
Short Term Investment	0.14%
Other Assets in Excess of Liabilities	1.77%

Total	100.00%

Semi-Annual Report | March 31, 2025	17

Apollo Diversified Real Estate Fund	Schedule of Investments
March 31, 2025 (Unaudited)

Description	Shares		Value (Note 2)

REAL ESTATE INVESTMENT TRUSTS (96.25%)(a)

Private Investment Funds (68.49%)
Affinius U.S. Government Building Fund	N/A	$	36,060,533
Ares Real Estate Enhanced Income Fund, L.P.	N/A		70,071,273
Article Student Living Income and Growth L.P.	85,518		101,177,423
BGO Diversified US Property Fund, L.P.	4,786		11,486,334
Brookfield Senior Mezzanine Real Estate Finance Fund	108,234		64,042,825
CBRE U.S. Core Partners, L.P.	76,675,582		121,348,640
CBRE U.S. Credit Partners, L.P.	118,171		118,346,188
CBRE U.S. Logistics Partners, L.P.	206,058,125		278,912,937
Clarion Gables Multifamily Trust, L.P.	53,356		75,906,922
Clarion Lion Industrial Trust, L.P.	30,008		110,846,668
Clarion Lion Properties Fund, L.P.	98,567		146,061,690
Cortland Growth and Income Fund, L.P.	220,723		254,271,662
CrossHarbor Strategic Debt Fund, L.P.	N/A		27,986,586
Dream U.S. Industrial Fund, L.P.	79,812		135,139,557
Heitman America Real Estate Trust, L.P.	11,138		13,747,028
Heitman Core Real Estate Debt Income Trust	37,982		29,964,437
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	368,566		37,204,127
Manulife U.S. Real Estate Fund, L.P.	39,676		50,988,409
Morgan Stanley Prime Property Fund	8,269		159,975,661
Oaktree Real Estate Income Fund, L.P.	N/A		115,569,074
Principal Real Estate Liquid Debt Fund, L.P.	2,176,607		49,597,582
PRISA, L.P.	11,941		24,307,834
Prologis Targeted U.S. Logistics Fund, L.P.	45,620		127,766,165
Sagard U.S. Property Fund	N/A		27,264,806
Sentinel Real Estate Fund, L.P.	274		28,331,897
Stockbridge Smart Markets Fund, L.P.	24,115		40,775,434
TA Realty Core Property Fund, L.P.	59,794		76,850,801
TA Realty Logistics Fund, L.P.	141,735		146,908,688
Third Point Private CRE Credit Fund L.P.	110,969		108,451,187
UBS Trumbull Property Fund	1,039		9,059,771
Ventas Life Science and Healthcare Real Estate Fund	153,730		169,757,128
Voya Commercial Mortgage Lending Fund, L.P.	N/A		6,194,743
TOTAL PRIVATE INVESTMENT FUNDS
(Cost $2,476,535,272)			2,774,374,010

Publicly Traded Securities (27.76%)
Agree Realty Corp.	291,730		22,518,639
Alexandria Real Estate Equities, Inc.	74,320		6,875,343
American Healthcare REIT, Inc.	422,589		12,804,447
American Homes 4 Rent, Class A	220,300		8,329,543
American Tower Corp.	12,220		2,659,072
Americold Realty Trust, Inc.	459,280		9,856,149
Brixmor Property Group, Inc.	880,540		23,378,337
Broadstone Net Lease, Inc., Class A	523,282		8,916,725
BXP, Inc.	281,840		18,936,830
Camden Property Trust	307,290		37,581,567
Cousins Properties, Inc.	584,100		17,230,950
CubeSmart	311,200		13,291,352
DiamondRock Hospitality Co.	798,890		6,167,431
Digital Realty Trust, Inc.	354,240		50,759,050
Empire State Realty Trust, Inc., Class A	442,860		3,463,165

See Notes to Financial Statements.

18	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Schedule of Investments
March 31, 2025 (Unaudited)

Description		Shares	Value (Note 2)
Publicly Traded Securities (continued)
Equinix, Inc.		107,840	$87,927,344
Equity Residential		520,190	37,235,200
Extra Space Storage, Inc.		313,160	46,501,128
Federal Realty Investment Trust		142,900	13,978,478
First Industrial Realty Trust, Inc.		228,030	12,304,499
Healthcare Realty Trust, Inc.		266,290	4,500,301
Healthpeak Properties, Inc.		1,662,060	33,606,853
Host Hotels & Resorts, Inc.		1,451,830	20,630,504
Invitation Homes, Inc.		1,186,570	41,351,964
Iron Mountain, Inc.		261,659	22,513,140
Kimco Realty Corp.		1,077,900	22,894,596
Kite Realty Group Trust		783,560	17,528,237
Lamar Advertising Co., Class A		111,450	12,680,781
Lineage, Inc.		149,060	8,739,388
LXP Industrial Trust		575,230	4,975,739
Macerich Co.		316,544	5,435,060
Mid-America Apartment Communities, Inc.		47,590	7,975,132
National Retail Properties, Inc.		403,995	17,230,387
NETSTREIT Corp.		408,716	6,478,149
Omega Healthcare Investors, Inc.		285,030	10,853,942
Pebblebrook Hotel Trust		321,850	3,260,341
Prologis, Inc.		757,340	84,663,039
Public Storage		106,040	31,736,712
Realty Income Corp.		725,970	42,113,520
Rexford Industrial Realty, Inc.		493,460	19,318,959
Simon Property Group, Inc.		215,680	35,820,134
Sun Communities, Inc.		101,320	13,033,805
Sunstone Hotel Investors, Inc.		237,830	2,237,980
UDR, Inc.		977,412	44,149,700
Ventas, Inc.		741,180	50,963,537
VICI Properties, Inc.		578,150	18,859,253
Vornado Realty Trust		340,140	12,581,779
Welltower, Inc.		571,030	87,487,506
TOTAL PUBLICLY TRADED SECURITIES (Cost $ 882,460,796)			1,124,335,687

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,358,996,068)			3,898,709,697

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (1.84%)(b)

Agree Realty Corp., Series A	4.25%	90,000	1,548,900
American Homes 4 Rent, Series G	5.88%	43,000	954,600
American Homes 4 Rent, Series H	6.25%	199,306	4,707,608
Chatham Lodging Trust, Series A	6.63%	46,000	905,740
DiamondRock Hospitality Co., Series A	8.25%	89,516	2,217,311
Digital Realty Trust, Inc., Series J	5.25%	58,000	1,214,520
Digital Realty Trust, Inc., Series K	5.85%	195,000	4,549,350
Digital Realty Trust, Inc., Series L	5.20%	59,750	1,202,170
DigitalBridge Group, Inc., Series I	7.15%	89,000	2,083,490
DigitalBridge Group, Inc., Series J	7.13%	34,500	809,715

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	19

Apollo Diversified Real Estate Fund	Schedule of Investments
March 31, 2025 (Unaudited)

Description	Coupon Rate	Shares		Value (Note 2)
PREFERRED STOCKS (continued)
EPR Properties, Series G	5.75%	118,000	$	2,436,700
Federal Realty Investment Trust, Series C	5.00%	121,000		2,470,820
Global Net Lease, Inc., Series A	7.25%	33,532		749,440
Global Net Lease, Inc., Series D	7.50%	41,250		973,088
Global Net Lease, Inc., Series E	7.38%	8,657		197,112
Hudson Pacific Properties, Inc., Series C	4.75%	42,750		562,590
Kimco Realty Corp., Series L	5.13%	44,000		906,840
Kimco Realty Corp., Series M	5.25%	121,000		2,532,530
National Storage Affiliates Trust, Series A	6.00%	191,000		4,180,990
Pebblebrook Hotel Trust, Series E	6.38%	127,246		2,182,269
Pebblebrook Hotel Trust, Series F	6.30%	40,594		710,801
Pebblebrook Hotel Trust, Series G	6.38%	118,400		2,096,864
Pebblebrook Hotel Trust, Series H	5.70%	58,000		945,980
Public Storage, Series F	5.15%	43,000		909,020
Public Storage, Series G	5.05%	21,776		455,554
Public Storage, Series H	5.60%	133,000		3,049,690
Public Storage, Series I	4.88%	11,000		221,210
Public Storage, Series J	4.70%	19,000		370,310
Public Storage, Series L	4.63%	102,000		1,927,800
Regency Centers Corp., Series A	6.25%	105,052		2,451,914
Regency Centers Corp., Series B	5.88%	21,500		471,280
Rexford Industrial Realty, Inc., Series B	5.88%	134,000		3,068,600
Rexford Industrial Realty, Inc., Series C	5.63%	90,000		1,957,500
Saul Centers, Inc., Series D	6.13%	97,814		2,043,334
Saul Centers, Inc., Series E	6.00%	52,500		1,082,025
SL Green Realty Corp., Series I	6.50%	91,750		2,058,870
Summit Hotel Properties, Inc., Series E	6.25%	94,000		1,868,720
Summit Hotel Properties, Inc., Series F	5.88%	31,780		615,896
Sunstone Hotel Investors, Inc., Series H	6.13%	154,000		3,047,660
Sunstone Hotel Investors, Inc., Series I	5.70%	76,000		1,407,520
Vornado Realty Trust, Series L	5.40%	150,000		2,530,500
Vornado Realty Trust, Series M	5.25%	101,250		1,654,425
Vornado Realty Trust, Series N	5.25%	85,000		1,403,350
Vornado Realty Trust, Series O	4.45%	62,500		914,375

TOTAL PREFERRED STOCKS (Cost $82,946,499)				74,648,981

	7-Day Yield	Shares		Value (Note 2)
SHORT TERM INVESTMENT (0.14%)
MSILF Treasury Portfolio (Institutional Class)	4.14%	5,596,002		5,596,002

TOTAL SHORT TERM INVESTMENT (Cost $5,596,002)				5,596,002

TOTAL INVESTMENTS (98.23%) (Cost $3,447,538,569)				3,978,954,680

Other Assets In Excess Of Liabilities (1.77%)				71,689,631
NET ASSETS (100.00%)			$	4,050,644,311

(a)	A portion of these securities are held as collateral for the outstanding Lines of Credit.
(b)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:

Co. - Company

Corp. - Corporation

Inc. - Incorporated

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

20	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statement of Assets and Liabilities
March 31, 2025 (Unaudited)

ASSETS
Investments, at fair value (Cost $3,447,538,569)	$3,978,954,680
Receivable for investments sold	77,994,669
Dividend receivable	21,878,716
Receivable for shares sold	1,183,639
Prepaid expenses and other assets	54,400
Interest receivable	52,869
Total Assets	4,080,118,973
LIABILITIES
Payable for lines of credit (Note 7)	20,000,000
Payable for investment advisory fees (Note 4)	5,144,123
Payable for investments purchased	1,981,979
Payable for distribution fees (Note 4)	873,449
Payable for lines of credit interest expense (Note 7)	344,934
Payable for legal fees	292,278
Payable for printing fees	236,449
Payable for shareholder servicing fees (Note 4)	197,885
Payable for transfer agency fees (Note 4)	132,854
Payable for administration fees (Note 4)	112,253
Payable for shares redeemed	67,428
Payable for custody fees	34,345
Payable for audit and tax fees	30,030
Payable for compliance service fees (Note 4)	26,655
Total Liabilities	29,474,662
Commitments and contingencies (Note 3)
NET ASSETS	$4,050,644,311
NET ASSETS CONSIST OF
Paid-in capital	$3,200,739,012
Total distributable earnings	849,905,299
NET ASSETS	$4,050,644,311
PRICING OF SHARES
Class A:
Net asset value	$24.83
Net assets	$485,949,498
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	19,568,384
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$26.34
Class C:
Net asset value and maximum offering price	$23.11
Net assets	$365,660,711
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	15,825,972
Class I:
Net asset value and maximum offering price	$25.45
Net assets	$2,151,591,999
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	84,554,970
Class M:
Net asset value and maximum offering price	$23.83
Net assets	$974,365,032
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	40,885,343
Class L:
Net asset value	$24.39
Net assets	$73,077,071
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,996,065
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$25.47

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	21

Apollo Diversified Real Estate Fund	Statement of Operations

For the Six Months Ended March 31, 2025 (Unaudited)
INVESTMENT INCOME
Dividend Income (Note 2)	$56,672,227
Interest income	407,787
Total Investment Income	57,080,014

EXPENSES
Investment advisory fees (Note 4)	31,829,597
Administration fees (Note 4)	670,432
Transfer agency fees (Note 4)	1,474,817
Shareholder servicing fees (Note 4)
Class A	628,927
Class C	479,439
Class L	89,796
Distribution fees (Note 4)
Class C	1,438,317
Class M	3,738,648
Class L	88,796
Lines of credit interest expense (Note 7)	5,176,213
Legal fees	599,834
Reports to shareholders and printing fees	529,751
Custody fees	143,441
Insurance fees	114,190
Compliance fees (Note 4)	97,903
Trustees’ fees (Note 4)	96,524
State registration fees	47,664
Audit and tax fees	29,895
Other expenses	53,383
Total Expenses	47,327,567
Fees waived/expenses reimbursed by Adviser (Note 4)	(456,737)
Net Expenses	$46,870,830
Net Investment Income	10,209,184
Net realized gain on investments	119,706,664
Net change in unrealized depreciation on investments	(196,251,763)
NET REALIZED GAIN AND UNREALIZED LOSS ON INVESTMENTS	(76,545,099)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(66,335,915)

See Notes to Financial Statements.

22	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024
OPERATIONS:
Net investment income	$10,209,184	$43,440,390
Net realized gain on investments	119,706,664	24,604,771
Net change in unrealized appreciation/(depreciation) on investments	(196,251,763)	234,717,485
Net Increase/(Decrease) in Net Assets Resulting from Operations	(66,335,915)	302,762,646
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(11,894,905)	(2,732,160)
From return of capital	(1,240,310)	(27,433,680)
Class C
From distributable earnings	(9,196,412)	(1,988,968)
From return of capital	(644,981)	(20,214,928)
Class I
From distributable earnings	(52,030,102)	(11,476,884)
From return of capital	(6,000,430)	(118,002,489)
Class M
From distributable earnings	(23,863,488)	(4,891,381)
From return of capital	(2,044,008)	(50,652,354)
Class L
From distributable earnings	(1,781,710)	(373,742)
From return of capital	(171,693)	(3,859,395)
Total Distributions to Shareholders	(108,868,039)	(241,625,981)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	6,972,058	11,630,172
Distributions reinvested	7,241,741	17,121,774
Shares redeemed	(51,299,846)	(118,615,471)
Exchanged out	(6,271,433)	(7,539,583)
Class C
Shares sold	2,219,835	5,242,267
Distributions reinvested	5,631,117	12,730,268
Shares redeemed	(25,362,806)	(63,842,091)
Exchanged out	(8,471,702)	(16,852,191)
Class I
Shares sold	92,986,141	211,549,232
Distributions reinvested	27,215,153	63,390,846
Shares redeemed	(311,120,377)	(616,746,840)
Exchanged in	14,863,608	25,617,913
Class M
Shares sold	3,086,646	10,234,049
Distributions reinvested	18,677,880	40,542,735
Shares redeemed	(51,472,508)	(153,481,063)
Exchanged out	(62,049)	(298,961)
Class L
Shares sold	217,198	667,603
Distributions reinvested	1,230,141	2,701,040
Shares redeemed	(4,887,952)	(9,778,236)
Exchanged out	(58,424)	(927,177)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(278,665,579)	(586,653,714)
Net decrease in net assets	(453,869,533)	(525,517,049)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	23

Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024

NET ASSETS:
Beginning of period	4,504,513,844	5,030,030,893
End of period	$4,050,644,311	$4,504,513,844
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	21,264,737	25,153,197
Shares sold	274,021	461,829
Distributions reinvested	288,513	678,662
Shares redeemed	(2,011,388)	(4,729,888)
Shares transferred out	(247,499)	(299,063)
Net decrease in shares outstanding	(1,696,353)	(3,888,460)
Ending shares	19,568,384	21,264,737
Class C
Beginning shares	16,913,792	19,582,835
Shares sold	94,259	221,876
Distributions reinvested	240,914	538,252
Shares redeemed	(1,066,961)	(2,715,457)
Shares transferred out	(356,032)	(713,714)
Net decrease in shares outstanding	(1,087,820)	(2,669,043)
Ending shares	15,825,972	16,913,792
Class I
Beginning shares	91,284,734	103,672,874
Shares sold	3,563,888	8,231,935
Distributions reinvested	1,058,603	2,457,294
Shares redeemed	(11,922,805)	(24,072,461)
Shares transferred in	570,550	995,092
Net decrease in shares outstanding	(6,729,764)	(12,388,140)
Ending shares	84,554,970	91,284,734
Class M
Beginning shares	42,085,642	46,358,337
Shares sold	126,982	417,842
Distributions reinvested	775,073	1,666,488
Shares redeemed	(2,099,859)	(6,344,511)
Shares transferred out	(2,495)	(12,514)
Net decrease in shares outstanding	(1,200,299)	(4,272,695)
Ending shares	40,885,343	42,085,642
Class L
Beginning shares	3,134,739	3,432,235
Shares sold	8,743	26,824
Distributions reinvested	49,882	108,719
Shares redeemed	(194,962)	(395,962)
Shares transferred out	(2,337)	(37,077)
Net decrease in shares outstanding	(138,674)	(297,496)
Ending shares	2,996,065	3,134,739

See Notes to Financial Statements.

24	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2025 (Unaudited)
Operating Activities:
Net decrease in net assets resulting from operations	$(66,335,915)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(366,317,105)
Proceeds from sale of investments	1,125,739,472
Net purchases of short-term investments	(3,188,869)
Net realized gain on investments	(119,706,664)
Net change in unrealized depreciation on investments	196,251,763
Change in operating assets and liabilities:
Dividend receivables	2,159,926
Interest receivables	(3,445)
Prepaid expenses and other assets	130,743
Payable for investment advisory fees	(176,930)
Payable for distribution fees	(34,339)
Payable for lines of credit interest expense	(2,479,191)
Payable for legal fees	75,055
Payable for printing fees	(98,024)
Payable for shareholder servicing fees	(14,494)
Payable for transfer agency fees	(38,622)
Payable for administration fees	(4,313)
Payable for custody fees	34,345
Payable for audit and tax fees	30,030
Payable for compliance fees	26,655
Accrued expenses and other liabilities	(33,425)
Net cash provided by operating activities	766,016,653
Financing Activities:
Net cash borrowed on lines of credit	(379,200,000)
Proceeds from shares sold	106,432,081
Payment of shares redeemed	(444,465,618)
Distributions paid to shareholders	(48,872,007)
Net cash used in financing activities	(766,105,544)
Cash and cash equivalents, beginning of period	$88,891
Cash and cash equivalents, end of period	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$59,996,032
Cash paid during the period for interest from bank borrowing:	$7,655,404

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	25

Apollo Diversified Real Estate Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value, beginning of period	$ 25.88	$ 25.45	$ 28.93	$ 27.67	$ 24.93	$ 27.36

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07	0.25	0.48	0.35	0.39	0.38
Net realized and unrealized gain/(loss)	(0.46)	1.52	(2.53)	2.47	3.74	(1.46)
Total from investment operations	(0.39)	1.77	(2.05)	2.82	4.13	(1.08)

DISTRIBUTIONS:
From net investment income	—	(0.12)	—	(0.04)	(0.15)	(0.36)
From net realized gain on investments	(0.60)	—	—	(0.39)	(0.19)	—
Return of capital	(0.06)	(1.22)	(1.43)	(1.13)	(1.05)	(0.99)
Total distributions(b)	(0.66)	(1.34)	(1.43)	(1.56)	(1.39)	(1.35)

Net increase/(decrease) in net asset value	(1.05)	0.43	(3.48)	1.26	2.74	(2.43)
Net asset value, end of period	$ 24.83	$ 25.88	$ 25.45	$ 28.93	$ 27.67	$ 24.93
TOTAL RETURN(c)	(1.51)%	7.18%	(7.27)%	10.19%	17.00%	(3.96)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$485,949	$550,333	$640,222	$756,171	$719,324	$735,511
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.17%(e)	2.49%	2.03%	1.98%	1.97%	1.95%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.16%(e)	2.48%	2.03%	1.98%	1.98%	1.97%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(f)	0.54%(e)	0.99%	1.74%	1.16%	1.48%	1.45%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.93%(e)	1.92%	1.87%	1.87%	1.89%	1.89%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.91%(e)	1.91%	1.87%	1.87%	1.90%	1.91%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	0.76%(e)	1.55%	1.90%	1.27%	1.57%	1.53%
Portfolio turnover rate	9%	15%	16%	19%	42%	51%

See Notes to Financial Statements.

26	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)

Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund’s distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)

Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2020, 2021, and September 30, 2024. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns do not include sales load.

(d)

The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	27

Apollo Diversified Real Estate Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value, beginning of period	$ 24.17	$ 23.96	$ 27.44	$26.44	$ 24.00	$ 26.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.02)	0.06	0.26	0.12	0.18	0.18
Net realized and unrealized gain/(loss)	(0.42)	1.40	(2.39)	2.36	3.59	(1.41)
Total from investment operations	(0.44)	1.46	(2.13)	2.48	3.77	(1.23)

DISTRIBUTIONS:
From net investment income	—	(0.11)	—	(0.03)	(0.13)	(0.35)
From net realized gain on investments	(0.58)	—	—	(0.39)	(0.19)	—
Return of capital	(0.04)	(1.14)	(1.35)	(1.06)	(1.01)	(0.96)
Total distributions(b)	(0.62)	(1.25)	(1.35)	(1.48)	(1.33)	(1.31)

Net increase/(decrease) in net asset value	(1.06)	0.21	(3.48)	1.00	2.44	(2.54)
Net asset value, end of period	$ 23.11	$ 24.17	$ 23.96	$27.44	$ 26.44	$ 24.00
TOTAL RETURN(c)	(1.84)%	6.32%	(7.95)%	9.38%	16.13%	(4.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$365,661	$408,799	$469,153	$572,528	$513,220	$499,225
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.93%(e)	3.25%	2.79%	2.73%	2.72%	2.71%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.91%(e)	3.23%	2.79%	2.73%	2.73%	2.72%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(f)	(0.21)%(e)	0.24%	0.98%	0.41%	0.72%	0.71%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.68%(e)	2.68%	2.63%	2.62%	2.64%	2.65%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.66%(e)	2.66%	2.63%	2.62%	2.65%	2.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	0.01%(e)	0.80%	1.14%	0.52%	0.81%	0.78%
Portfolio turnover rate	9%	15%	16%	19%	42%	51%

See Notes to Financial Statements.

28	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)

Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund’s distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)

Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2020, 2021, and September 30, 2024. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns do not include sales load.

(d)

The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	29

Apollo Diversified Real Estate Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value, beginning of period	$ 26.49	$ 25.98	$ 29.45	$ 28.10	$ 25.25	$ 27.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.32	0.56	0.44	0.46	0.45
Net realized and unrealized gain/(loss)	(0.46)	1.56	(2.57)	2.49	3.80	(1.48)
Total from investment operations	(0.36)	1.88	(2.01)	2.93	4.26	(1.03)

DISTRIBUTIONS:
From net investment income	—	(0.12)	—	(0.05)	(0.15)	(0.37)
From net realized gain on investments	(0.61)	—	—	(0.39)	(0.19)	—
Return of capital	(0.07)	(1.25)	(1.46)	(1.14)	(1.07)	(1.00)
Total distributions(b)	(0.68)	(1.37)	(1.46)	(1.58)	(1.41)	(1.37)

Net increase/(decrease) in net asset value	(1.04)	0.51	(3.47)	1.35	2.85	(2.40)
Net asset value, end of period	$ 25.45	$ 26.49	$ 25.98	$ 29.45	$ 28.10	$ 25.25
TOTAL RETURN(c)	(1.37)%	7.47%	(7.00)%	10.45%	17.31%	(3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,151,592	$2,417,747	$2,693,671	$3,125,198	$1,947,652	$1,624,344
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.93%(e)	2.25%	1.78%	1.71%	1.72%	1.71%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.90%(e)	2.23%	1.78%	1.71%	1.73%	1.72%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(f)	0.79%(e)	1.24%	1.99%	1.45%	1.72%	1.71%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.68%(e)	1.68%	1.62%	1.60%	1.65%	1.65%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.66%(e)	1.66%	1.62%	1.60%	1.66%	1.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	1.00%(e)	1.80%	2.15%	1.56%	1.80%	1.79%
Portfolio turnover rate	9%	15%	16%	19%	42%	51%

See Notes to Financial Statements.

30	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)

Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund’s distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)

Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2020, 2021, and September 30, 2024. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns do not include sales load.

(d)

The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	31

Apollo Diversified Real Estate Fund – Class M	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value, beginning of period	$ 24.90	$24.61	$ 28.11	$27.02	$ 24.46	$ 26.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01	0.12	0.33	0.20	0.25	0.25
Net realized and unrealized gain/(loss)	(0.44)	1.46	(2.44)	2.40	3.67	(1.44)
Total from investment operations	(0.43)	1.58	(2.11)	2.60	3.92	(1.19)

DISTRIBUTIONS:
From net investment income	—	(0.11)	—	(0.03)	(0.14)	(0.35)
From net realized gain on investments	(0.59)	—	—	(0.39)	(0.19)	—
Return of capital	(0.05)	(1.18)	(1.39)	(1.09)	(1.03)	(0.98)
Total distributions(b)	(0.64)	(1.29)	(1.39)	(1.51)	(1.36)	(1.33)

Net increase in net asset value	(1.07)	0.29	(3.50)	1.09	2.56	(2.52)
Net asset value, end of period	$ 23.83	$24.90	$ 24.61	$28.11	$ 27.02	$ 24.46
TOTAL RETURN(c)	(1.75)%	6.64%	(7.71)%	9.64%	16.45%	(4.44)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$974,365	$1,047,854	$1,140,868	$1,430,890	$1,136,373	$942,531
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.67%(e)	3.00%	2.53%	2.47%	2.47%	2.46%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.65%(e)	2.99%	2.53%	2.47%	2.47%	2.46%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(f)	0.04%(e)	0.49%	1.23%	0.67%	0.99%	0.98%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.43%(e)	2.42%	2.37%	2.36%	2.40%	2.40%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.41%(e)	2.41%	2.37%	2.36%	2.40%	2.40%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	0.27%(e)	1.06%	1.39%	0.78%	1.06%	1.04%
Portfolio turnover rate	9%	15%	16%	19%	42%	51%

See Notes to Financial Statements.

32	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class M	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)

Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund’s distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned, or it will have incurred an economic loss.

(c)

Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year ended September 30, 2024. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns do not include sales load.

(d)

The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	33

Apollo Diversified Real Estate Fund – Class L	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value, beginning of period	$25.45	$25.09	$28.58	$27.40	$24.74	$27.22

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.19	0.41	0.27	0.32	0.31
Net realized and unrealized gain/(loss)	(0.45)	1.48	(2.49)	2.45	3.71	(1.45)
Total from investment operations	(0.41)	1.67	(2.08)	2.72	4.03	(1.14)

DISTRIBUTIONS:
From net investment income	—	(0.11)	—	(0.04)	(0.14)	(0.35)
From net realized gain on investments	(0.59)	—	—	(0.39)	(0.19)	—
Return of capital	(0.06)	(1.20)	(1.41)	(1.11)	(1.04)	(0.99)
Total distributions(b)	(0.65)	(1.31)	(1.41)	(1.54)	(1.37)	(1.34)

Net increase in net asset value	(1.06)	0.36	(3.49)	1.18	2.66	(2.48)
Net asset value, end of period	$24.39	$25.45	$25.09	$28.58	$27.40	$24.74
TOTAL RETURN(c)	(1.62)%	6.91%	(7.46)%	9.93%	16.75%	(4.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$73,077	$79,780	$86,118	$100,675	$88,449	$78,213
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.40%(e)	2.73%	2.27%	2.21%	2.21%	2.20%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.40%(e)	2.73%	2.27%	2.21%	2.21%	2.20%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(f)	0.30%(e)	0.75%	1.50%	0.93%	1.24%	1.19%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.15%(e)	2.15%	2.11%	2.10%	2.13%	2.14%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.15%(e)	2.15%	2.11%	2.10%	2.13%	2.14%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	0.54%(e)	1.33%	1.66%	1.04%	1.32%	1.25%
Portfolio turnover rate	9%	15%	16%	19%	42%	51%

See Notes to Financial Statements.

34	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class L	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)

Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund’s distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)

Total returns are for the period indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns do not include sales load.

(d)

The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	35

Apollo Diversified Real Estate Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Information about the Fund’s senior securities is shown in the following table:

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Lines of Credit Total Amount Outstanding (000’s)	$20,000	$399,200	$211,750	$172,750	$139,000	N/A
Asset Coverage Per $1,000 of Lines of Credit Outstanding(a)	$203,532	$12,284	$24,755	$35,648	$32,691	N/A

(a)

Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the “Asset Coverage Per $1,000 of Lines of Credit Outstanding.”

See Notes to Financial Statements.

36	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

1. ORGANIZATION

Apollo Diversified Real Estate Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016, and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of the Fund’s Net Asset Value – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Valuation of the Fund’s Portfolio – The Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Semi-Annual Report | March 31, 2025	37

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

Valuation of Public Securities – The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over- the-counter market, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

ASC 820 allows the Fund, as a practical expedient, to estimate the fair value of the Private Investment Funds by using the NAV per share of each respective investment as of the Fund’s measurement date. Under ASC 820, investments utilizing the practical expedient are not to be categorized in the fair value hierarchy described below and included in the Fund’s financial statements but rather, the number of investments measured using the NAV practical expedient is disclosed to permit reconciliation of the fair value of investments in the hierarchy to the corresponding line items in the Fund’s balance sheet.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. Certain of the Private Equity Funds may provide the Adviser with a daily valuation and in such instances the Index is not applied. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions

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Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended March 31, 2025, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of March 31, 2025:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$2,774,374,010
Publicly Traded Securities	1,124,335,687	–	–	1,124,335,687
Preferred Stocks	74,648,981	–	–	74,648,981
Short Term Investment	5,596,002	–	–	5,596,002
Total	1,204,580,670	$–	$–	$3,978,954,680

(a)

In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The carrying and fair value of the Fund’s debt obligation as of March 31, 2025, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $20,000,000.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment Income – Interest income is accrued and recorded on a daily basis including income earned from money market funds. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Semi-Annual Report | March 31, 2025	39

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

Distributions from Underlying Investments – For the period ended March 31, 2025, the Fund received gross distributions of $77,638,101. The tax character of distributions may take several forms, including dividends, capital gains, and/or return of capital. Dividend Income as disclosed in the Fund’s Statement of Operations reflects distributions received net of tax and other miscellaneous adjustments.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of March 31, 2025, the Fund had total Unfunded Commitments in the amount of $65,000,000.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2025 returns.

3. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund’s investment activities involve commitments to, executions, settlement and financing of, various transactions resulting in receivables from, and payables to, brokers, dealers and other counter parties. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. However, the Fund expects the risk of material loss to be remote.

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Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

As of March 31, 2025, the Fund had unfunded commitments outstanding, as detailed below:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitment as of March 31, 2025
$36,060,533	Affinius U.S. Government Building Fund	Quarterly	60	$ 0
70,071,273	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
101,177,423	Article Student Living Income and Growth L.P.	Quarterly	90	0
11,486,334	BGO Diversified US Property Fund, L.P.	Quarterly	45	0
64,042,825	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	0
121,348,640	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
118,346,188	CBRE U.S. Credit Partners, L.P.	Quarterly	60	0
278,912,937	CBRE U.S. Logistics Partners, L.P.	Quarterly	90	0
75,906,922	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
110,846,668	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
146,061,690	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
254,271,662	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
27,986,586	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
135,139,557	Dream U.S. Industrial Fund, L.P.	Quarterly	90	0
13,747,028	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
29,964,437	Heitman Core Real Estate Debt Income Trust	Quarterly	90	0
37,204,127	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	0
50,988,409	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60	0
159,975,661	Morgan Stanley Prime Property Fund	Quarterly	90	0
115,569,074	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
49,597,582	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	20	0
24,307,834	PRISA, L.P.	Quarterly	90	0
127,766,165	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	15,000,000
27,264,806	Sagard U.S. Property Fund	Quarterly	90	0
28,331,897	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
40,775,434	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
76,850,801	TA Realty Core Property Fund, L.P.	Quarterly	45	0
146,908,688	TA Realty Logistics Fund, L.P.	Quarterly	45	0
108,451,187	Third Point Private CRE Credit Fund L.P.	Quarterly	90	0
9,059,771	UBS Trumbull Property Fund	Quarterly	60	0
169,757,128	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	50,000,000
6,194,743	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0

$2,774,374,010				$ 65,000,000

**	Written notice required for redemption, no minimum timeline required.

4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement will remain in effect until May 31, 2026, unless and until the Trustees approve its modification or termination. The Expense Limitation Agreement may not be terminated by the Adviser. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees

Semi-Annual Report | March 31, 2025	41

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded.

During the period ended March 31, 2025, fees waived by the Fund totaled $456,737. The balance of recoupable expenses for the Fund are as follows:

Expires September 30, 2026	Expires September 30, 2027	Expires March 31, 2028
$ 0	$ 542,664	$ 456,737

Sub-advisory services are provided to the Fund pursuant to agreements between the Adviser and both Aon Investments USA Inc. (“Aon”) and CenterSquare Investment Management LLC. (“CenterSquare” and collectively with Aon, the “Sub-Advisers”). Under the terms of the respective sub-advisory agreement, the Adviser compensates each Sub-Adviser based on a portion of the Fund’s average daily net assets which have been allocated to such Sub-Adviser to manage. Fees paid to each Sub-Adviser are not an expense of the Fund. The fee tables are as follows:

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Managed by CenterSquare
$0 - $50M	0.50%
$50 - $100M	0.45%
$100 - $150M	0.40%
Over $150M	0.35%

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Advised by Aon
$0 - $500M	0.15%
$500 - $750M	0.125%
$750M - $1B	0.10%
Over $1B	0.07%

Fund Administrator and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

UMB Bank, N.A. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Fund’s Class C and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a monthly basis. Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares, payable on a monthly basis. For the period ended March 31, 2025, Class C, Class M and Class L shares incurred distribution fees of $1,438,317, $3,738,648 and $88,796, respectively. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Fund’s Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the period ended March 31, 2025, Class A, Class C and Class L shares incurred shareholder servicing fees of $628,927, $479,439 and $89,796, respectively.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities, LLC will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, wirehouses and registered investment advisers.

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Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

Officer and Trustee Compensation

Each Independent Trustee receives an annual retainer of $57,750, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2025, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$374,981,649	$1,144,342,505

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid for each of the fiscal periods were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2025	$24,422,846	$74,343,771	$10,101,422

As of March 31, 2025, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$ 994,568,729	$ (144,663,430)	$ 849,905,299	$ 3,129,049,381

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, and certain other investments.

7. LINES OF CREDIT

During the period ended March 31, 2025, the Fund had secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”) and Bank of America N.A (“Bank of America”) subject to the limitations of the 1940 Act for borrowings.

Borrowings under the BNP arrangement bear interest at Overnight Bank Funding Rate plus a spread of 60 basis points at the time of borrowing. The BNP arrangement was amended during the period to include a maximum commitment of $925,000,000 which may be increased on request of the Fund, with approval by BNP, up to a certain percentage of the Fund’s market value attributable to publicly traded real estate securities. In connection therewith, the Fund is also required to pay an unused commitment fee rate equal to 40 basis points per annum on any unused borrowings. During the period ended March 31, 2025, the Fund had outstanding borrowings for 182 days and incurred $2,024,557 of interest expense related to its outstanding borrowings under the BNP arrangement. For the 182 days during which the Fund had outstanding borrowings under the BNP arrangement, average borrowings were $75,074,176 and the average interest rate was 5.10%. The Fund incurred $1,900,406 of total unused commitment fees, which is included in the lines of credit interest expense line item on the Statement of Operations. As of March 31, 2025, the Fund had outstanding borrowings of $20,000,000 under the BNP arrangement. As collateral for outstanding borrowings, the Fund grants BNP a first position security interest in and lien on securities of any kind or description held by the Fund in the respective collateral

Semi-Annual Report | March 31, 2025	43

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

accounts at the Fund’s custodian. In connection with the use of the BNP arrangement, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP arrangement provide that the Fund continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP arrangement to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP arrangement provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. As of March 31, 2025, BNP rehypothecated $0 in securities pledged by the Fund as collateral pursuant to the BNP arrangement, and during the period ended March 31, 2025, the Fund received cash compensation in the form of a reduction in amounts owed under the BNP arrangement of $0.

Borrowings under the Bank of America arrangement bear interest based on an applicable Secured Overnight Financing Rate (SOFR) rate plus a spread of 220 basis points and an applicable SOFR adjustment. The Fund is also required to pay an unused commitment fee rate equal to 55 basis points per annum on any unused borrowings. The Bank of America arrangement is subject to a maximum commitment of $450,000,000 although the Fund may request an increase to the maximum commitment subject to certain conditions. During the period October 1, 2024, to March 31, 2025, the Fund had no outstanding borrowings and incurred no interest expense related to borrowings under the Bank of America arrangement. The Fund incurred $1,251,250 of total unused commitment fees, which is included in the lines of credit interest expense line item on the Statement of Operations. As collateral for outstanding borrowings, the Fund grants Bank of America a first position security interest in and lien on securities of any kind or description held by the Fund in the respective collateral accounts at the Fund’s custodian. Bank of America arrangement was extended until at least September 24, 2025.

8. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. If shareholders tender for repurchase more than the amount in a repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the amount in a repurchase offer, or if shareholders tender shares in an amount exceeding the amount in a repurchase offer plus 2% of the outstanding shares on the repurchase request deadline, the Fund will repurchase the shares on a pro rata basis. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer (“Repurchase Offer Notice”) that includes the date the repurchase offer period ends (“Repurchase Request Deadline”) and the date the repurchase price will be determined (“Repurchase Pricing Date”). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the six months ended March 31, 2025, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the November 5, 2024 and February 4, 2025 Repurchase Request Deadlines exceeded the number of Fund shares subject to each repurchase offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 43% of the total number of shares tendered for repurchase on November 5, 2024 and approximately 36% of the total number of shares tendered for repurchase on February 4, 2025. The results of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 26, 2024	December 26, 2024
Repurchase Request Deadline	November 5, 2024	February 4, 2025
Repurchase Pricing Date	November 5, 2024	February 4, 2025
Amount Repurchased	$228,392,146	$215,751,343
Shares Repurchased	8,792,745	8,503,230

9. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

44	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

Cybersecurity Risk – Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

General Market Conditions Risk – An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of real estate, and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Failure of Financial Institutions and Sustained Financial Market Illiquidity Risk – The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Inflation and Interest Rate Risk – Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio. It cannot be predicted with

Semi-Annual Report | March 31, 2025	45

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Liquidity Risk – The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Commercial Mortgage-Backed Securities Risk – Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, the effects of and responses to infectious illness outbreaks, epidemics of pandemics, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. Commercial mortgage-backed securities issued by private issuers may offer higher yields than commercial mortgage-backed securities issued by government issuers, but also may be subject to greater volatility than commercial mortgage-backed securities issued by government issuers. The commercial mortgage-backed securities market may experience substantially lower valuations and greatly reduced liquidity. Commercial mortgage-backed securities held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. The value of CMBS and other mortgage-backed securities in which the Fund may invest generally will have an inverse relationship with interest rates. Accordingly, if interest rates rise, the value of such securities will decline. In addition, to the extent that the mortgage loans which underlie specific mortgage-backed securities are pre-payable, the value of such mortgage securities may be negatively affected by increasing prepayments, which generally occur when interest rates decline.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a preferred security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

46	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

Private Investment Fund Risk – The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The incentive fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. The Private Investment Funds are not publicly traded and therefore may not be as liquid as other types of investments. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments. For example, these Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, and the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

The managers of Private Investment Funds may draw down on the Fund’s capital commitment all at once or in a series of capital calls. The portion of the Fund’s commitment to a Private Investment Fund that has not been called is referred to as an “unfunded commitment.” The Fund may have a contractual obligation to provide capital to meet its unfunded commitment when the managers of a Private Investment Fund draw upon the commitment. Pursuant to regulations governing unfunded commitments, at the time the Fund enters into an unfunded commitment, it must have a reasonable belief that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. These regulations could reduce the Fund’s flexibility to make investments in Private Investment Funds and require the Fund to modify its investment strategies. In order to meet its obligations, and these regulatory requirements, the Fund may be required to hold a substantial amount of its assets in money market securities, cash or cash equivalents, possibly for prolong periods of time; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Investment in Private Investment Funds carries the risk of loss due to Private Investment Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or poor judgment. During the lifetime of the Fund, there could be material changes in one or more Private Investment Funds, including changes in control and mergers. The effect of such changes on a Private Investment Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Private Investment Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Investment Funds.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. In addition, the Fund may invest in real estate equity or debt and therefore may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. As of March 31, 2025, the Fund had 98.09% of the value of its net assets invested within the real estate industry.

There are also special risks associated with particular real estate sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Industrial Properties. Industrial properties are affected by the overall health of the economy and other factors such as downturns in the manufacture, processing and shipping of goods.

Semi-Annual Report | March 31, 2025	47

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

Hospitality Properties. The risks of hotel, motel and similar hospitality properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare and Life Sciences Properties. Healthcare and life sciences properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Student Housing Properties. Student housing properties are affected by seasonal leasing, cash flow risks, and are subject to unique demand drivers.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage interest rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Shopping Centers. Shopping center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss, including the loss of revenue from smaller tenants with co-tenancy rights. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Dependence on Tenants. The value of the Fund’s portfolio companies’ properties and the ability of these companies to make distributions to their shareholders depends upon the ability of the tenants at the properties to generate enough income in excess of their tenant operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

48	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Rehypothecated Securities Risk – In connection with the use of the BNP arrangement for leverage, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP arrangement provide that the Fund continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP arrangement to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP arrangement provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The terms of the BNP arrangement pursuant to which portfolio securities pledged by the Fund are rehypothecated may provide for receipt by the Fund, either directly or indirectly through a reduction in the costs associated with the BNP arrangement, of a portion of the fees earned by BNP in connection with the rehypothecation of such portfolio securities. Rehypothecation by BNP of the Fund’s pledged portfolio securities entails risks, including the risk that BNP will be unable or unwilling to return rehypothecated securities, which could result in, among other things, the inability of the Fund to find suitable investments to replace the unreturned securities, thereby impairing the ability the Fund to achieve its investment objective.

REIT Risk – Investments (directly or indirectly) in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.” The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions

Semi-Annual Report | March 31, 2025	49

Apollo Diversified Real Estate Fund	Notes to Financial Statements
March 31, 2025 (Unaudited)

from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Use of Leverage by the Fund – Although the Fund has the option to borrow, including through the Credit Facilities, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return. In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Custodian, to redeem the Fund’s investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Valuation of Private Investment Funds – While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in Private Investment Funds are not publicly traded and the Fund will depend on the institutional asset manager to a Private Investment Fund to provide a valuation of the Fund’s investment. Moreover, the valuation of the Fund’s investment in a Private Investment Fund, as provided by an institutional asset manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party. For information about the value of the Fund’s investment in Private Investment Funds, the Adviser will be dependent on information provided by the Private Investment Funds, including quarterly unaudited financial statements which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated March 27, 2025, the Fund offered to repurchase up to 5% of its outstanding shares at the net asset value of such shares on May 6, 2025. Shareholder repurchase requests received by the Fund in good order by May 6, 2025, exceeded the number of shares subject to the Repurchase Offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 37% of the total number of shares tendered for repurchase by the Repurchase Deadline, which resulted in 8,304,318 shares being repurchased for $207,035,778.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

50	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Additional Information
March 31, 2025 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-888-926-2688; (2) on the Fund’s website at www.apollo.com/adref; and (3) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 1-888-926-2688 and will be sent within three business days of receipt of a request.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

Semi-Annual Report | March 31, 2025	51

Apollo Diversified Real Estate Fund	Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements
March 31, 2025 (Unaudited)

TRUSTEES’ CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT WITH APOLLO REAL ESTATE FUND ADVISER, LLC

Apollo Real Estate Fund Adviser, LLC (the “Adviser”) supervises the investments of the Fund pursuant to a Management Agreement (the “Management Agreement”). At a meeting of the Fund’s Board of Trustees on March 12, 2025, the Trustees approved the continuation of the Management Agreement for a one-year term. The Board, including the Independent Trustees, concluded that approval of the Management Agreement is in the best interests of the Fund and its shareholders.

In considering whether to approve the Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)

The nature, extent, and quality of the services to be provided by the Adviser. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser; and the level of commitment to the Fund and the Adviser by the principals of the Adviser. The Trustees considered the responsibilities of the Adviser under the Management Agreement and reviewed the services provided to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience in the field, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted the Fund’s investment objective is to generate a return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets, and that the Adviser pursues the investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that the Adviser continues its process of allocating between public and private real estate securities and allows the Fund to invest across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Board noted the Adviser’s robust investment process, which has benefited the Fund through negotiation of fee reductions and other benefits for the Fund. The Trustees reviewed the balance sheet of the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Fund’s principal officers are personnel of the Adviser, and its affiliates serve the Fund without additional compensation (with the exception of the Fund’s chief compliance officer). The Board noted that the depth of experience of the personnel of the Adviser. The Board recognized the attention given to the Adviser by other financial advisers in the real estate industry for their knowledge of real estate investments. After reviewing the foregoing information and other information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

(2)

The investment performance of the Fund and the Adviser. The Trustees noted the Fund’s strong positive performance since its inception. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(3)

The costs of the services to be provided by the Adviser. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the base management fee was higher than other funds but noted that other funds had externalized certain services that the Adviser provided (such as research) as part of its management fees and agreed that it was important to consider the entire expense ratio in the comparison. In that regard, they noted that the net expense ratio was below the average of the peer group. The Board considered that other peer funds also utilized less laborious strategies.

The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, which limits the Fund’s annual operating expenses, that was still in effect. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name.

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Apollo Diversified Real Estate Fund	Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements
March 31, 2025 (Unaudited)

Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)

The profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund and noted that the Adviser earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that the Adviser’s profitability was not excessive.

(5)

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders have benefitted from the Fund’s expense limitation arrangement over time, although the Fund’s assets had grown to a level where the Fund’s expenses fell below the cap set by the arrangement, and as a result the Adviser has been receiving its full fee. The Trustees further noted that prior fee waivers and expense reimbursements borne by the Adviser have aided the Fund’s growth since its inception. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Further, the size of the Fund has allowed the Adviser to lead additional negotiations to reduce the Fund’s fees when making investments, which, while time intensive for the Adviser, reflected significant benefits to the Fund. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors.

(6)

The Adviser’s practices regarding brokerage and portfolio transactions. The Trustees reviewed the Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

(7)

The Adviser’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the continuation of the Management Agreement, the Board, including the Independent Trustees, approved the continuation of the Management Agreement.

TRUSTEES’ CONSIDERATION AND APPROVAL OF SUB-ADVISORY AGREEMENT WITH CENTERSQUARE INVESTMENT MANAGEMENT LLC

CenterSquare Investment Management LLC (“CenterSquare”) serves as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the “CenterSquare Agreement”) between the Adviser and CenterSquare. At a meeting of the Fund’s Board of Trustees on March 12, 2025, the Trustees approved the continuation of the CenterSquare Agreement for a one-year term.

In considering whether to approve the CenterSquare Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by CenterSquare; (2) the investment performance of the Fund and CenterSquare; (3) the costs of the services to be provided and profits to be realized by CenterSquare and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) CenterSquare’s practices regarding brokerage and portfolio transactions; and (6) CenterSquare’s practices regarding possible conflicts of interest.

Semi-Annual Report | March 31, 2025	53

Apollo Diversified Real Estate Fund	Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements
March 31, 2025 (Unaudited)

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the CenterSquare Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)

The nature, extent, and quality of the services to be provided by CenterSquare. The Trustees evaluated CenterSquare’s staffing, personnel, and methods of operating; the education and experience of CenterSquare’s personnel; CenterSquare’s compliance program, policies, and procedures; the financial condition of CenterSquare; and the level of commitment to the Fund and CenterSquare by the principals of CenterSquare. The Trustees reviewed the balance sheet of CenterSquare (specifically its parent company) and discussed the financial stability and profitability of the firm. The Trustees considered the responsibilities of CenterSquare under the Investment Sub-Advisory Agreement and reviewed the services provided to the Fund including, without limitation, CenterSquare’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, and grow the Fund’s assets. The Trustees noted that CenterSquare supports the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by investing in publicly traded, income producing, equity and certain debt real estate related securities. After reviewing the foregoing information and further information in the memorandum from CenterSquare (e.g., CenterSquare’s Form ADV and descriptions of the firm’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by CenterSquare were satisfactory and appropriate for the Fund.

(2)

The investment performance of the Fund and CenterSquare. The Trustees discussed the performance of the public real estate related securities portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that Adviser continued to be satisfied with CenterSquare’s performance. After reviewing these considerations, the Board concluded that the investment performance of CenterSquare was satisfactory.

(3)

The costs of the services to be provided by CenterSquare. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for CenterSquare in providing services to the Fund. The Trustees noted that the Adviser paid the fee to CenterSquare out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board also noted that CenterSquare represented that the sub-advisory fee being charged to the Fund was a material discount from its standard fee schedule. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CenterSquare indirectly by the Fund were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)

The profits to be realized by CenterSquare and its affiliates from the relationship with the Fund. The Trustees reviewed CenterSquare’s profitability analysis in connection with its management of the Fund and noted that CenterSquare earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that CenterSquare’s profitability was not excessive.

(5)

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with CenterSquare and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to CenterSquare based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare.

(6)

CenterSquare’s practices regarding brokerage and portfolio transactions. The Trustees reviewed CenterSquare standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with CenterSquare; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that CenterSquare’s practices regarding brokerage and portfolio transactions were satisfactory.

54	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements
March 31, 2025 (Unaudited)

(7)

CenterSquare’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and CenterSquare’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of CenterSquare’s code of ethics. Following further consideration and discussion, the Board indicated that CenterSquare’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from CenterSquare as the Trustees believed to be reasonably necessary to evaluate the continuation of the CenterSquare Agreement, the Board, including the Independent Trustees, approved the continuation of the CenterSquare Agreement.

TRUSTEES’ CONSIDERATION AND APPROVAL OF SUB-ADVISORY AGREEMENT WITH AON INVESTMENTS USA INC.

Aon Investments USA Inc. (“Aon”) serves as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the “Aon Agreement”) between the Adviser and Aon. At a meeting of the Fund’s Board of Trustees on March 12, 2025, the Trustees approved the continuation of the Aon Agreement for a one-year term.

In considering whether to approve the Aon Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Aon; (2) the investment performance of the Fund and Aon; (3) the costs of the services to be provided and profits to be realized by Aon and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Aon’s practices regarding brokerage and portfolio transactions; and (6) Aon’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Aon Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)

The nature, extent, and quality of the services to be provided by Aon. The Trustees evaluated Aon’s staffing, personnel, and methods of operating; the education and experience of Aon’s personnel; Aon’s compliance program, policies, and procedures; the financial condition of Aon; and the level of commitment to the Fund and Aon by the principals of Aon. The Trustees reviewed the balance sheet of Aon (specifically its parent company) and discussed the financial stability and profitability of the firm. The Trustees considered the responsibilities of Aon under the Investment Sub-Advisory Agreement and reviewed the services provided to the Fund including, without limitation, Aon’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, and grow the Fund’s assets. The Trustees noted that Aon supports the Adviser in seeking to achieve the Fund’s investment objective to generate a return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by providing ongoing research, opinions and recommendations with respect to private institutional real estate investment funds. The Board also noted that Aon provides data and information utilized by the Adviser in investing across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Board noted the preliminary results of an examination of the firm and that the findings did not relate to the services provided to the Fund. After reviewing the foregoing information and further information in the memorandum from Aon (e.g., Aon’s Form ADV and descriptions of Aon’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by Aon were satisfactory.

(2)

The investment performance of the Fund and Aon. The Trustees discussed the performance of the private investments portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that Adviser continued to be satisfied with Aon’s performance and the data provided.

(3)

The costs of the services to be provided by Aon. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for Aon in managing the Fund, including promotion of Aon’s name. The Trustees noted that the Adviser paid the fee to Aon out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Aon indirectly by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Aon and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Semi-Annual Report | March 31, 2025	55

Apollo Diversified Real Estate Fund	Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements
March 31, 2025 (Unaudited)

(4)

The profits to be realized by Aon and its affiliates from the relationship with the Fund. The Trustees reviewed Aon’s profitability analysis in connection with its management of the Fund and noted that Aon earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that Aon’s profitability was not excessive.

(5)

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with Aon and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to Aon based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by Aon.

(6)

Aon’s practices regarding brokerage and portfolio transactions. The Trustees reviewed Aon’s standards for seeking best execution for portfolio transactions. The Trustees noted that Aon does not execute trades on behalf of the Fund, and, therefore, no commissions were paid for the portion of the portfolio for which Aon provided services. After further review and discussion, the Board determined that Aon’s practices regarding brokerage and portfolio transactions were satisfactory.

(7)

Aon’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and Aon’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of Aon’s code of ethics. Following further consideration and discussion, the Board indicated that Aon’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from Aon as the Trustees believed to be reasonably necessary to evaluate the continuation of the Aon Agreement, the Board, including the Independent Trustees, approved the continuation of the Aon Agreement.

56	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Trustees and Officers
March 31, 2025 (Unaudited)

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 9 West 57th Street, New York, New York 10019. The SAI includes additional information about the Fund’s Trustees. The SAI is available upon request and without charge by writing the Fund at Apollo Diversified Real Estate Fund, c/o SS&C GIDS, Inc, PO Box 21933, Kansas City MO 64121-9133 or for overnight mail 430 W 7th St, Kansas City, MO 64105-1407, or by calling toll-free 1-888-926-2688.

INDEPENDENT TRUSTEES

Name and Birth Year	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathan Headrick (1974)	Trustee Since 2014	Managing Director, BluWater Group (financial services firm), 2019 - present; Managing Director and Founder, Triloma Financial Group (private equity firm), 2013 - 2019.	1	Apollo Diversified Credit Fund, 2017 - 2022.
Robb Chapin (1962)	Trustee Since 2014	Co-Founder and Chairman, Channel Markers Advisors, 2024 - present; Chief Executive Officer and Co-Chief Investment Officer, Bridge Seniors Housing Fund Manager, LLC (real estate fund management), 2013 - 2024.	1	Vice Chairman, KARE, 2024 - present; Advisory Board, Nova Scientific, 2024 - present; Bridge Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013 – present; Apollo Diversified Credit Fund, 2017 – 2022.
Ira Cohen (1959)	Trustee Since 2014	Executive Vice President, Recognos Financial (financial data services firm), 2015 - present; and Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005 - present.	1	Valued Advisers Trust (all series), 2010 - present; Angel Oak Credit Opportunities Term Trust, 2021 - present; Angel Oak Financial Strategies Income Term Trust, 2018 - present; Angel Oak Strategic Credit Fund, 2017 - present; and Angel Oak Funds Trust (for all of its series), 2014 – present; Apollo Diversified Credit Fund, 2017 – 2022; Angel Oak Dynamic Financial Strategies Income Term Trust, 2019 – 2022.

Semi-Annual Report | March 31, 2025	57

Apollo Diversified Real Estate Fund	Trustees and Officers
March 31, 2025 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Stuart Rothstein (1966)	Chairman, Trustee and President Since 2024	Partner and Chief Operating Officer – Real Estate, Apollo Global Management, Inc., 2009 to present; Chief Operating Officer – Asset Backed Finance, Apollo Global Management, Inc., 2023 to present; Director and Chairperson, Apollo Asset Backed Credit Company LLC, 2024 to present; Director and Chairperson, Apollo Realty Income Solutions, Inc., 2021 to present; Director, President and Chief Executive Officer, Apollo Commercial Real Estate Finance, Inc., 2012 to present.	1	Director and Chairperson, Apollo Asset Backed Credit Company LLC, 2024 to present; Director and Chairperson, Apollo Realty Income Solutions, Inc., 2021 to present; Director, President and Chief Executive Officer, Apollo Commercial Real Estate Finance, Inc., 2012 to present.
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Controller, Principal and Director, Apollo Global Management, Inc. since 2021 and 2017, respectively; Treasurer and Chief Financial Officer of Apollo Diversified Credit Fund since 2022; Treasurer, Chief Financial Officer and Principal Financial Officer of Apollo S3 Private Markets Fund, 2023 to 2024; Treasurer and Chief Financial Officer of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., 2021 to 2024, Controller 2017 to 2021.	n/a	n/a
Kristin Hester (1980)	Chief Legal Officer and Secretary Since 2024	Managing Director, General Counsel-Regulated Funds, Apollo Global Management, Inc., 2015 to present; Chief Legal Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, and Redding Ridge Asset Management LLC, 2022 to present; Chief Legal Officer and Secretary of Apollo Diversified Credit Fund, 2022 to present; Chief Legal Officer and Secretary of Apollo S3 Private Markets Fund, 2023 to present; Chief Legal Officer, Secretary and Vice President, Middle Market Apollo Institutional Private Lending, 2024 to present; Chief Legal Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2022 to 2024.	n/a	n/a
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc., 2022 to present; Chief Compliance Officer, Apollo Diversified Credit Fund, 2018 to present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC and Apollo S3 Private Markets Fund, 2023 to present; Chief Compliance Officer, Middle Market Apollo Institutional Private Lending, 2024 to present; Chief Compliance Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023 to 2024; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017 to 2022.	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to Apollo Diversified Real Estate Fund.

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Apollo Diversified Real Estate Fund	Service Providers
March 31, 2025 (Unaudited)

Investment Adviser

Apollo Real Estate Fund Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Advisers

Aon Investments USA Inc.

200 East Randolph Street, Suite 1500, Chicago, IL 60601

CenterSquare Investment Management LLC

Eight Tower Bridge, 161 Washington Street, 7th Floor, Consohocken, PA 19428

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

UMB Bank, N.A.

1010 Grand Blvd., Kansas City, Missouri 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310, Philadelphia, PA 19103

Legal Counsel

DLA Piper, LLP (US)

One Atlantic Center, 1201 West Peachtree Street, Suite 2900, Atlanta, GA 30309

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

330 W 9th Street, Kansas City, MO 64105

Semi-Annual Report | March 31, 2025	59

Apollo Diversified Real Estate Fund	Privacy Notice
March 31, 2025 (Unaudited)

Dear Client or Investor:

Apollo Global Management, Inc. (“Apollo”) and its subsidiaries1 (together “us,” “we,” or “Apollo”) take precautions to maintain the privacy of personal information concerning Apollo’s current and prospective investors who are individuals/natural persons. These precautions include the adoption of certain procedures designed to maintain and secure such investors’ nonpublic personal information from inappropriate disclosure to third parties. U.S. federal regulations require Apollo to inform investors of its privacy policy regarding what kinds of information it collects and the circumstances in which that information may be disclosed to third parties. Please see the Appendix to this policy for additional information about our privacy practices regarding the European Union, United Kingdom, Cayman Islands, California, and other jurisdictions that may grant natural persons certain privacy rights.

We collect nonpublic personal information about investors from the following sources:

•

information Apollo receives from an investor in its subscription documentation, other forms or agreements, and correspondence (written, telephonic, or electronic), including identifiers, such as an investor’s name, address, social security number, and commercial information such as assets, income, and amounts or types of such investor’s investments;

•

commercial information about an investor’s transactions with Apollo, its affiliates, and nonaffiliated third parties, such as an investor’s capital account balance, other account data, and participation in other investments; and

•	commercial information Apollo may receive from a consumer reporting agency, such as an investor’s credit history.

We do not disclose any nonpublic personal information about prospective, current, or former investors to anyone, except as requested or authorized by an investor or to certain affiliates and service providers as permitted or as otherwise required by law or regulation. We do not sell your nonpublic personal information. We may use nonpublic personal information that you provide to market services to you in the future, including through our use of third-party website cookies and similar technologies.

Except as described below or as otherwise required by law or regulation, we do not disclose to affiliates or to nonaffiliates any nonpublic personal information about you. We do disclose information to affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, to maintain your investments in funds managed by Apollo, and to respond to court orders and legal investigations, or as permitted by law. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers, and service providers as may be necessary to facilitate the acceptance and management of your investments in funds managed by Apollo and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number, or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We will require such third-party service providers and financial institutions to protect the confidentiality of the investors’ nonpublic personal information and to use the information only for purposes for which it is disclosed to them. We maintain physical, electronic, and procedural safeguards that comply with U.S. federal standards to safeguard investors’ nonpublic personal information.

We will adhere to the policies and practices described in this Privacy Policy regardless of whether the investor is a prospective, current or former investor.

If you have any questions concerning this Privacy Policy, please contact privacy@apollo.com.

Appendix: European Union, United Kingdom, Cayman Islands, California, and Other Jurisdictional Privacy Notice

This notice, along with the Privacy Policy above, describes how Apollo,2 as a data controller, collects and processes Personal Information (as defined below) about natural persons residing in the European Union (“EU”), the United Kingdom (“UK”), and other jurisdictions that may grant natural persons certain privacy rights,3 as well as in relation to an Apollo entity that is established in the European Union or United Kingdom or an entity that is established in the Cayman Islands. This notice also provides such persons with information about the rights they may have in relation to Personal Information (as defined below). If you are a California Resident (as defined below), please review the below section Additional Information for California Residents for additional disclosures, our Notice at Collection, and a description of your rights under the California Consumer Privacy Act (with any implementing regulations, as amended by the California Privacy Rights Act (“CPRA”) and as may be amended from time to time, “CCPA”).

[1]	Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.
[2]

As defined in the Apollo Privacy Policy, “Apollo” refers to Apollo Global Management, Inc. and its subsidiaries. Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

[3]

Individuals in Andorra, Argentina, Australia, California, Canada, Faroe Islands, Guernsey, Hong Kong, Israel, Isle of Man, Japan, Jersey, Mexico, New Zealand, Singapore, South Korea, Switzerland, Uruguay, and certain other jurisdictions may have certain data subject rights. These rights vary, but they may include the right to (i) request access to and rectification or erasure of their personal information, (ii) restrict or object to the processing of their personal information, and (iii) obtain a copy of their personal information in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal information with a data protection authority.

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Apollo Diversified Real Estate Fund	Privacy Notice
March 31, 2025 (Unaudited)

If we materially change our privacy practices regarding Personal Information (as defined below), we will notify relevant individuals. For purposes of this Appendix, “investors” includes directors, officers, employees, owners, limited partners, agents, consultants, representatives, and beneficiaries of investors that are not natural persons.

Collection of Information

Depending on how you interact with us, we may collect nonpublic personal information as described elsewhere in the Privacy Policy and other Personal Information about you. “Personal Information” for purposes of this notice means any information that can help us directly or indirectly identify you, and as otherwise defined under applicable law.

We may collect certain categories of Personal Information from investors, including:

•

identifiers and similar information such as name, address, date and place of birth, e-mail address, telephone number, social security number or other unique identifier number, tax identification number, driver’s license number, passport and other national identity details, internet protocol (“IP”) address, username, password, online identifiers or other similar identifiers;

•

financial information, including certain information protected under federal or state laws, like income, assets and investments, payments, creditworthiness, loans, bank account details, wire instructions or a signature, bank account, or other financial information;

•	personal details, including characteristics of protected classifications under certain federal or state laws, such as gender, national origin, or marital status;
•

commercial information, including records of products or services purchased, obtained, or considered, or other purchasing histories or tendencies, including funds invested, investments considered, or sources of funds or wealth;

•

certain information that may qualify as “special category” data under applicable data protection laws, such as Personal Information revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade union membership, data concerning health, or a natural person’s sex life or sexual orientation;

•	education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act;
•	internet or other electronic network activity information, including interactions with our website or use of certain online tools;
•	audio (e.g., voicemail), electronic, visual or similar information;
•	professional or employment-related information, including occupation, compensation, salary, benefits, grants, insurance details, pension information, employer, and title;
•	inferences drawn from any of the information identified above to create a profile reflecting your preferences or similar information, including your potential interest in investing in new funds; and
•

certain information that may qualify as “sensitive personal information” under the CCPA, such as your social security number, passport number, driver’s license, or state identification card; your account log-in, financial account and debit or credit card number in combination with any required security credentials allowing access to such account; and your racial or ethnic origin.

How We Collect Information

Investors may provide us with Personal Information in connection with their investments in Apollo funds, which may include address, social security number, wire transfer instructions, and the amount of assets or income. This information is required before investors can be accepted into an Apollo fund, and not providing it may mean that we are not able to accept an investment. As described in the Privacy Policy, investors provide us with information directly and/or through intermediates in subscription documentation and may continue to provide information through ongoing communications or interactions with us on an applicable website or by mail, e-mail, or telephone.

We also collect Personal Information from different sources such as consultants, fund administrators, identity verification services, and credit reference agencies, sources designed to detect and prevent fraud, and those sources described in the Privacy Policy.

We may also collect Personal Information through publicly available sources such as public websites or other publicly accessible directories and sources, including bankruptcy registers, tax authorities, governmental agencies and departments, sanctions screening databases, and regulatory authorities.

Why We Collect Information

As permitted by applicable laws, we use Personal Information primarily to communicate with investors.

We may use Personal Information for the following business or commercial purposes, and the lawful bases for our processing include the following:

•	comply with our obligations to investors under contract or related pre-contractual steps;
•

support our business development and marketing initiatives. We do this to meet our business interests in expanding our business. We only send direct electronic marketing messages where recipients have agreed to this or as otherwise permitted by applicable law. Individuals can opt out of receiving such messages at any time by using the opt-out mechanisms that may be available in those messages or by contacting us via the channels provided below;

Semi-Annual Report | March 31, 2025	61

Apollo Diversified Real Estate Fund	Privacy Notice
March 31, 2025 (Unaudited)

•

where it is necessary for our legitimate interests (or those of a third party) and your interests and fundamental rights do not override those interests. This processing benefits investors by supporting our provision of services;

•	protect our rights, establish, exercise or defend legal claims and in order to protect and enforce our (or another person’s) rights, property, or safety, or to assist others to do the same;
•

maintain security and prevent or detect crime and fraud. In many cases we are required to do this by applicable laws, but we will otherwise do so to meet our interests in maintaining security and preventing crime, which is also in the interest of our investors;

•	compliance with applicable laws and regulations, including to meet our legitimate interests or those of a third party;
•

detect security incidents and protecting against malicious, deceptive, fraudulent, or illegal activity, including preventing fraud and conducting “Know Your Client,” anti-money laundering, terrorist financing, and conflict checks;

•	internal operations, including troubleshooting, data analysis, testing, research, and statistical and survey purposes;
•

audit compliance with Apollo’s corporate policies and contractual obligations. This is necessary to meet our legal and regulatory obligations, for example to financial services regulators, and if not strictly necessary to meet these obligations, to allow us to meet our interests in running our business to our high corporate standards, which is beneficial to investors as these help protect investments and information; and

•	with your consent, as required under applicable law.

We may be legally obliged to process certain Personal Information in order to be able to perform services and business operations or to comply with contractual requirements. If you choose not to provide us with the necessary Personal Information or to restrict us from processing Personal Information, we may not be able to meet our obligations or deliver the products or services requested. This may lead to cancellation of contracts; if this is the case, we will endeavor to contact you to discuss this.

How We Disclose Information

We disclose information for the purposes described above in the Privacy Policy and on the grounds described above in this Appendix. We may also disclose Personal Information as required to pursue available remedies or limit damages we may sustain, to enforce our rights, protect our property or protect the rights, property or safety of others, to prevent fraud, unauthorized transactions or liability; or as needed to support external auditing, compliance and corporate governance functions.

We may also share information about you to the extent reasonably necessary to proceed with the consideration, negotiation, or completion of a merger, reorganization, or acquisition of our business, or a sale, liquidation, or transfer of some or all of our assets.

Security Measures

We maintain reasonable physical, electronic, and procedural safeguards appropriate to the nature of the information to store and secure Personal Information from unauthorized access, alteration, and destruction. Our control policies, for example, generally authorize access to investor information only by individuals who need such access to do their work. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Transfers of Information

Our activities and the jurisdictions in which we are established are such that it may be necessary for Personal Information that we collect to be transferred, as permitted by applicable laws, to the United States and other countries where we or our service providers have facilities. When we transfer Personal Information to a country that is not regarded as ensuring an adequate level of protection for Personal Information under European Union, United Kingdom, the Cayman Islands, or other applicable laws, we will seek to ensure a similar degree of protection is afforded to Personal Information by ensuring that, where possible, we put in place appropriate safeguards (such as standard contractual clauses approved by the European Commission or other relevant authority) or otherwise transfer Personal Information in accordance with applicable laws, such as where the transfer is necessary for the performance of a contract between you and us or between us and a third party in your interest, where the transfer is necessary to establish, exercise or defend legal claims, or where the transfer is made for important reasons of public interest. For more information on specific mechanisms we rely on for transferring Personal Information, please contact us at the details provided in the Contact section below.

How Long We Keep Information

We retain Personal Information for as long as we have a relationship with the individuals to whom the information relates and for a period after our relationship has ended. When deciding how long to keep Personal Information after our relationship has ended, we take into account how long we need to retain the information to fulfill the purposes described above and to comply with our legal regulatory obligations, including obligations of our regulators. We may also retain Personal Information to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

Individual Rights and Choices

Subject to certain local laws, individuals may have certain additional rights regarding their Personal Information. In particular, individuals may have the right to object to our uses of their Personal Information. Individuals who would like to discuss or exercise

62	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Privacy Notice
March 31, 2025 (Unaudited)

such rights can contact us at the details provided in the Contact section below. These additional rights may include the rights to (i) access Personal Information; (ii) rectify the Personal Information we hold; (iii) erase Personal Information; (iv) restrict our use of Personal Information; (v) object to the processing of your Personal Information in certain circumstances, including where we process Personal Information for direct marketing purposes or where we have processed such data on the basis of our legitimate interests; (vi) withdraw your consent to the processing of your Personal Information (where applicable); (vii) receive Personal Information in a usable electronic format and transmit it to a third party (also known as the right of data portability); and (vi) lodge a complaint with a data protection authority in the United Kingdom or the European Economic Area (“EEA”) Member State in which you live, work or where the infringement occurred or in respect of an entity organized under the laws of the Cayman Islands, as overseen by the Ombudsman in the Cayman Islands. If you are a California Resident, please review Additional Information for California Residents below for a description of your California-specific rights regarding your Personal Information.

Additional Information for California Residents

The CCPA imposes certain obligations on us and grants certain rights to California residents (“California Resident,” “you,” or “your”) with regard to “personal information” (as defined under the CCPA). If you are a California Resident, please review the following information about your potential rights with regard to your Personal Information under the CCPA. The rights described herein are subject to exemptions and other limitations under applicable law, and the CCPA does not apply to certain information like Personal Information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and its implementing regulations (“GLBA”).

Terms used herein have the meaning ascribed to them in the CCPA. For purposes of the CCPA, we are a “business.”

Notice at Collection and Use of Personal Information

Information We Collect

Depending on how you interact with us, we may collect the categories of Personal Information listed above in Collection of Information.

How We Use Collected Information

We may use Personal Information from you for the purposes described above in the section Why We Collect Information.

Sale or Sharing of Personal Information

We do not “sell” your personal information under the CCPA, meaning we do not rent, release, disclose, transfer, make available, or otherwise communicate personal information to another business or third party for monetary or other valuable consideration. We also do not “share” your personal information, as defined under the CCPA to mean sharing, renting, releasing, disclosing, disseminating, making available, transferring, or otherwise communicating orally, in writing, or by electronic or other means, personal information to a third party for cross-context behavioral advertising, whether or not for monetary or other valuable consideration.

How Long We Keep Information

We retain your Personal Information as described above in the section How Long We Keep Information.

For more information about our privacy practices, please review our entire Privacy Policy and accompanying Appendix.

Our Collection, Use, and Disclosure of Personal Information and Sensitive Personal Information

What Information We Have Collected, the Sources from Which We Collected It, and Our Purpose for Collecting the Information

In the preceding 12 months, depending on how you interact with us, we may have collected the categories of Personal Information listed above in Collection of Information. We may collect Personal Information from all or some of the categories of sources listed in the section How We Collect Information. We may collect all or a few of these categories of Personal Information for the business or commercial purposes identified in the section Why We Collect Information.

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Apollo Diversified Real Estate Fund	Privacy Notice
March 31, 2025 (Unaudited)

Our Disclosure of Personal Information

We do not sell or share your Personal Information as defined under the CCPA. We do not knowingly sell or share the Personal Information of California Residents under 16 years old. In the preceding 12 months, we may have disclosed for a business purpose some of the categories of Personal Information to the categories of third parties, as describe in the below chart:

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Identifiers

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Debugging and repainting errors impairing functionality (such as on our portals or website).

●   Internal research for technological development and demonstration.

●   Activities to verify, maintain, or improve the quality of our services.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

Additional information subject to Cal. Civ. Code § 1798.80(e)
Characteristics of protected classifications under certain federal or state laws

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   To comply with applicable laws and regulations.

Commercial information

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

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Apollo Diversified Real Estate Fund	Privacy Notice
March 31, 2025 (Unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
● Professional services organizations, such as auditors. ● Affiliated entities.

●   Debugging and repainting errors impairing functionality (such as on our portals or website).

●   Internal research for technological development and demonstration.

●   Activities to verify, maintain, or improve the quality of our services.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

Education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities

●   Performing services

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   To comply with applicable laws and regulations.

Internet or electronic network activity information

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Debugging and repainting errors impairing functionality (such as on our portals or website).

●   Internal research for technological development and demonstration.

●   Activities to verify, maintain, or improve the quality of our services.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

Audio, electronic, visual, or similar information	● Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.	● Performing services. ● Auditing related to consumer interactions and transactions. ● Short-term, transient use.

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Apollo Diversified Real Estate Fund	Privacy Notice
March 31, 2025 (Unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

Professional or employment- related Information

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

Inferences drawn from any of the information identified above

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Internal research for technological development and demonstration.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

In addition, we may disclose, and in the preceding 12 months may have disclosed, all of the categories of Personal Information identified in Collection of Information above to the following categories of third parties: (i) judicial courts, regulators, or other government agents purporting to have jurisdiction over us, our subsidiaries or our affiliates, or opposing counsel and parties to litigation; and (ii) other third parties as may otherwise be permitted by law. We may disclose the categories of Personal Information identified in Collection of Information above for the business or commercial purposes identified above in Why We Collect Information. Additionally, we may disclose your Personal Information to third parties upon your request, at your direction, or with your consent.

We may also disclose or make available your Personal Information to our service providers such as our administrator, other entities that have agreed to limitations on the use of your Personal Information, or entities that fit within other exemptions or exceptions in, or as otherwise permitted by, the CCPA.

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Apollo Diversified Real Estate Fund	Privacy Notice
March 31, 2025 (Unaudited)

Use and Disclosure of Sensitive Personal Information

As noted in Collection of Information, under the CCPA, certain Personal Information we collect and process may be considered “sensitive personal information.” The CCPA requires that we provide you with a right to limit our use or disclosure of such sensitive personal information in certain circumstances. Currently, we are not using or disclosing your sensitive personal information for purposes that would require that we provide you with a right to limit.

California Residents’ Rights under the CCPA

If your Personal Information is subject to the CCPA, you may have certain rights concerning that information, subject to applicable exemptions and limitations, including the right to (i) be informed, at or before the point of collection, of the categories of Personal Information to be collected, and the purposes for which the categories of Personal Information shall be used; (ii) not be discriminated against because you exercise any of your rights under the CCPA; (iii) request that we delete any Personal Information about you that we collected or maintained, subject to certain exceptions (“Request to Delete”); (iv) opt-out of the “sale” (as that term is defined in the CCPA) of your Personal Information if a business sells your Personal Information (we do not); (v) opt-out of the “sharing” (as that term is defined in the CCPA) of your Personal Information if a business shares your Personal Information with third parties (we do not); (vi) limit the use and disclosure of sensitive personal information where required by the CCPA (“Right to Limit”) (please note that we are not using your sensitive personal information for purposes that would require that we provide you with a Right to Limit); (vii) correct inaccurate Personal Information (“Request to Correct”); and (viii) request that we disclose to you the Personal Information we have collected, used, and disclosed about you during the past 12 months (“Request to Know”).

The CCPA does not restrict our ability to do certain things like comply with other laws or comply with regulatory investigations. In addition, the CCPA does not apply to certain information like Personal Information collected, processed, sold or disclosed pursuant to the GLBA. We also reserve the right to retain, and not to delete, certain Personal Information after receipt of a Request to Delete from you where permitted by the CCPA or another law or regulation.

How to Submit a Request under the CCPA

You may submit a Request to Know, Request to Correct, or Request to Delete (“Consumer Rights Request”), as described above, through the following toll-free telephone number: 833-271-8296, or e-mail us at privacy@apollo.com.

We are only required to respond to verifiable Consumer Rights Requests made by you or your legally authorized agent. When you submit a Consumer Rights Request, we may ask that you provide clarifying or identifying information to verify your request. Such information may include, at a minimum, depending on the sensitivity of the information you are requesting and the type of request you are making, your name and email address. Any information gathered as part of the verification process will be used for verification purposes only.

You are permitted to designate an authorized agent to submit a Consumer Rights Request on your behalf and have that authorized agent submit the request through the aforementioned methods. In order to be able to act, authorized agents have to submit proof that they are authorized to act on your behalf or have a power of attorney. We may also require that you directly verify your own identity with us and directly confirm with us that you provided the authorized agent permission to submit the request.

Contact

This Privacy Policy and Appendix are available in alternative formats upon request. Please contact privacy@apollo.com with any questions about this notice or our data privacy and data protection practices or to request this Privacy Policy in an alternative format. The Apollo point of contact for Apollo entities established outside the European Union and United Kingdom is: Apollo Management International LLP, 25 St. George Street, London W1S 1FS, United Kingdom.

This Privacy Policy was last updated on February 7, 2025.

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9 West 57th Street, New York, NY 10019	212.515.3200 www.apollo.com/adref

Not a deposit	May lose value	No bank guarantee

Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo-sponsored products.

© 2025 Apollo Global Management, Inc. All rights reserved.

GFC001776 | Exp. 05.31.26	ADREF-IU398955-0525A

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Fund.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Fund.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the bases for approval of the Fund’s investment advisory and sub-advisory contracts is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)

(1) Stuart Rothstein — Mr. Rothstein has been a Partner and the Chief Operating Officer – Real Estate of Apollo since 2009 and the Chief Operating Officer – Asset Backed Finance of Apollo since April 2023. In those roles, Mr. Rothstein is responsible for managing the day-to-day operations of the businesses as well as strategic planning development and implementation of growth and product strategies and new business development. Mr. Rothstein has served as a director of Apollo Realty Income Solutions, Inc. since September 2021 and Chairperson of the board of directors since June 2022. Since March 2012, Mr. Rothstein has been the President and Chief Executive Officer and one of the directors of Apollo Commercial Real Estate Finance, Inc. (NYSE: ARI) (“ARI”). From September 2009 through April 2013, Mr. Rothstein served as the Chief Financial Officer, Treasurer and Secretary of ARI and from January 2022 to April 2022, he also served as the interim Chief Financial Officer, Treasurer, and Secretary of ARI. Since February 2024, Mr. Rothstein has been chair of the board of directors of Apollo Asset Backed Credit Company LLC. Prior to joining Apollo in 2009, Mr. Rothstein was a Co-Managing Partner of Four Corners Properties, a privately held real estate investment company. Previously, he was employed by KKR Financial Advisors, LLC, RBC Capital Markets, Related Capital Company and Spieker Properties, Inc. Mr. Rothstein graduated from the Schreyer Honors College at the Pennsylvania State University with a BS in Accounting and received an MBA from the Stanford University Graduate School of Business. Mr. Rothstein was selected to serve on the board of directors because of the strategic leadership and business judgment he has demonstrated in his various leadership roles with Apollo and his extensive managerial and executive experience.

(2) As of March 31, 2025, Mr. Rothstein was not responsible for the management of any other accounts in addition to the Fund.

(3) Portfolio Manager Compensation as of March 31, 2025:

Apollo’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to Apollo and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of Apollo and its clients.

(4)   As of March 31, 2025, Mr. Rothstein did not have direct beneficial ownership in Fund shares.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)

Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED REAL ESTATE FUND

By:	/s/ Stuart Rothstein
Stuart Rothstein
Chairman and President (Principal Executive Officer)

Date:	June 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Stuart Rothstein
Stuart Rothstein
Chairman and President (Principal Executive Officer)

Date:	June 5, 2025

By (Signature and Title)

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	June 5, 2025